                                                                  EXECUTION COPY

                     CGMRC MORTGAGE LOAN PURCHASE AGREEMENT

            THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of July 25, 2007, between CITIGROUP GLOBAL MARKETS REALTY CORP., as seller (the
"Seller"), and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. ("CCMSI"), as
purchaser (the "Purchaser").

            The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily, commercial and/or manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as "Annex A". The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust
Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing
Agreement"), to be dated as of July 1, 2007, among CCMSI, as depositor, Midland
Loan Services, Inc., Wachovia Bank, National Association and Capmark Finance
Inc., as master servicers (each, a "Master Servicer" and, together, the "Master
Servicers"), CWCapital Asset Management LLC, as special servicer (the "Special
Servicer"), Wells Fargo Bank, National Association, as trustee (the "Trustee")
and LaSalle Bank National Association, as certificate administrator (the
"Certificate Administrator"). Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and Servicing Agreement.

            CCMSI intends to sell certain Classes of the Certificates (the
"Publicly Offered Certificates") to Citigroup Global Markets Inc. ("CGMI"), PNC
Capital Markets LLC, Banc of America Securities LLC, Lehman Brothers Inc. and
Capmark Securities Inc. (collectively, the "Dealers"), pursuant to an underwriting agreement dated as of the date hereof (the "Underwriting
Agreement"), between CCMSI and the Dealers. The Publicly Offered Certificates
are more particularly described in a prospectus supplement dated July 25, 2007
(the "Prospectus Supplement") and the accompanying base prospectus dated July 9,
2007 (the "Base Prospectus" and, together with the Prospectus Supplement, the
"Prospectus").

            CCMSI further intends to sell the remaining Classes of the
Certificates (the "Privately Offered Certificates") to CGMI, pursuant to a certificate purchase agreement dated as of the date hereof (the "Certificate
Purchase Agreement"), between CCMSI and CGMI. The Privately Offered Certificates are more particularly described in an offering memorandum dated July 25, 2007
(the "Memorandum").

            Certain Classes of the Certificates will be assigned ratings by
Fitch, Inc., Moody's Investors Service, Inc. and/or Standard & Poor's Rating
Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating
Agencies").

            In connection with its sale of the Mortgage Loans, the Seller shall enter into an indemnification agreement dated as of the date hereof (the
"Indemnification Agreement"), between the Seller, CCMSI and the Dealers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.  Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance as of the close of business on the Cut-off Date
(the "Initial Aggregate Mortgage Loan Balance") of $1,880,640,687 (subject to a variance of plus or minus 5.0%), after giving effect to any payments due on or before such date, whether or not such payments are received. The Initial
Aggregate Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Initial Pool Balance")
of $4,756,049,404 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on July 31, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the
"Closing Date"). The consideration (the "Aggregate Purchase Price") for the
Mortgage Loans shall consist of a cash amount, payable in immediately available funds, as reflected on the settlement statement agreed to by the Seller and the
Purchaser, which amount shall include interest accrued on the Mortgage Loans for the period from and including the Cut-off Date up to but not including the
Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.
The Seller hereby irrevocably directs the Purchaser to deliver to and deposit with the Certificate Administrator or the applicable Master Servicer, as appropriate in accordance with the Pooling and Servicing Agreement, that portion of the Aggregate Purchase Price equal to the sum of the Initial Deposits for any and all Mortgage Loans that constitute Initial Deposit Trust Mortgage Loans.

            SECTION 2.  Conveyance of Mortgage Loans.

            (a)   Effective as of the Closing Date, subject only to receipt by the Seller or its designee of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the
Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this
Agreement), all the right, title and interest of the Seller in and to the
Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing-released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance and any escrow, reserve or comparable accounts related to the
Mortgage Loans, subject, in the case of any Mortgage Loan that is part of a Loan
Combination, to the rights of the holder(s) of any other mortgage loan(s) in the related Loan Combination in

                                        2

such proceeds and reserve or comparable accounts, and further subject to the understanding that the Seller will sell certain servicing rights to the applicable Master Servicer pursuant to that certain Servicing Rights Purchase
Agreement, dated as of the Closing Date, between such Master Servicer and the
Seller, and may require that a particular primary servicer remain in place with respect to any or all of the Mortgage Loans.

            (b)   The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c)   No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver or cause to be delivered to the Trustee (with a copy
(except in the case of any letter of credit referred to in clause (xi)(D) below)
to the applicable Master Servicer and the Special Servicer within ten (10)
Business Days after the Closing Date) the documents and instruments specified below under clauses (i), (ii), (vii), (ix)(A) and (xi)(D) and shall, not later than the date that is 30 days after the Closing Date, deliver or cause to be delivered to the Trustee (with a copy to the applicable Master Servicer) the remaining documents and instruments specified below, in each case with respect to each Mortgage Loan that is a Serviced Trust Mortgage Loan (the documents and instruments specified below, collectively, the "Mortgage File"). The Mortgage
File for each Mortgage Loan that is a Serviced Trust Mortgage Loan shall contain the following documents:

                  (i)     (A) the original executed Mortgage Note including any
      power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust
      2007-C6, Commercial Mortgage Pass-Through Certificates, Series 2007-C6",
      or in blank (or a lost note affidavit and indemnity with a copy of such
      Mortgage Note attached thereto), and (B) if the subject Mortgage Loan is part of a Serviced Loan Combination, a copy of the executed Mortgage Note for each related Serviced Non-Trust Mortgage Loan;

                  (ii)    an original or a copy of the Mortgage, together with
      any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iii)   an original or a copy of any related Assignment of
      Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording

                                        3

      office) with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iv)    an original executed assignment, in recordable form
      (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (C)
      any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank,
      National Association, as trustee for the registered holders of Citigroup
      Commercial Mortgage Trust 2007-C6, Commercial Mortgage Pass-Through
      Certificates, Series 2007-C6" (and, if the subject Mortgage Loan is part of a Serviced Loan Combination, also on behalf of the related Serviced
      Non-Trust Mortgage Loan Noteholder(s)), or in blank;

                  (v)     an original assignment of all unrecorded documents
      relating to the subject Mortgage Loan (to the extent not already covered by the assignment to be delivered pursuant to clause (iv) above), in favor of "Wells Fargo Bank, National Association, as trustee for the registered holders of Citigroup Commercial Mortgage Trust 2007-C6, Commercial
      Mortgage Pass-Through Certificates, Series 2007-C6" (and, if the subject
      Mortgage Loan is part of a Serviced Loan Combination, also on behalf of the related Serviced Non-Trust Mortgage Loan Noteholder(s)), or in blank;

                  (vi)    originals or copies of any consolidation, assumption,
      substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed or consolidated;

                  (vii)   the original or a copy of the policy or certificate of
      lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or specimen version of, or a marked commitment for, the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

                  (viii)  any filed copies (bearing evidence of filing) or other evidence of filing reasonably satisfactory to the Purchaser of any prior
      UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements when it was to deliver the subject Mortgage File on or prior to the
      Closing Date), unless not yet returned by the applicable filing office;
      and, if there is an effective UCC Financing Statement in favor of the
      Seller on record with the applicable public office for UCC Financing
      Statements, an original UCC Financing Statement assignment, in form suitable for filing in favor of "Wells Fargo Bank, National Association, as trustee for the registered holders of Citigroup Commercial Mortgage
      Trust 2007-C6, Commercial Mortgage Pass-Through Certificates, Series
      2007-C6" (and, if the subject Mortgage Loan is part of a Serviced Loan
      Combination, also on behalf of the related Serviced Non-Trust Mortgage
      Loan Noteholder(s)), as assignee, or in blank;

                                        4

                  (ix)    an original or a copy of any (A) Ground Lease and
      ground lessor estoppel, (B) loan guaranty or indemnity, (C) lender's environmental insurance policy or (D) lease enhancement policy;

                  (x)     any intercreditor, co-lender or similar agreement
      relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor; and

                  (xi)    copies of any (A) loan agreement, (B) escrow
      agreement, (C) security agreement or (D) letter of credit relating to a
      Trust Mortgage Loan (with the original of any such letter of credit to be delivered to the applicable Master Servicer).

            No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver or cause to be delivered to the Trustee the documents and instruments specified below with respect to each of the Mortgage Loans that are
Outside Serviced Trust Mortgage Loans (with respect to each such Mortgage Loan, the documents and instruments specified below, collectively, the "Mortgage
File"). The Mortgage File for each Mortgage Loan that is an Outside Serviced
Trust Mortgage Loan shall contain the following documents:

                  (x)     the original executed Mortgage Note for the subject
      Mortgage Loan including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells
      Fargo Bank, National Association, as trustee for the registered holders of
      Citigroup Commercial Mortgage Trust 2007-C6, Commercial Mortgage
      Pass-Through Certificates, Series 2007-C6" or in blank, (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

                  (y)     an executed copy of the related Co-Lender Agreement;
      and

                  (z)     an executed copy of the related Outside Servicing
      Agreement (or, if not delivered on the Closing Date, within five (5)
      Business Days of such Outside Servicing Agreement being duly delivered and becoming effective).

            The Seller hereby further represents and warrants that with respect to the Outside Serviced Trust Mortgage Loans, it has delivered to the Outside
Trustee the documents constituting the "mortgage file" within the meaning of the related Outside Servicing Agreement in connection with its sale of one or more of the related Non-Trust Mortgage Loans to the depositor for the commercial mortgage securitization transaction to which such Outside Servicing Agreement relates.

            The foregoing document delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            With respect to any cross-collateralized and cross-defaulted
Mortgage Loans, the existence in the Mortgage File for any such Crossed Loan of any document required to be included therein shall be sufficient to satisfy the requirements of this Agreement for delivery of such document as a part of the
Mortgage File for the other Crossed Loan(s) in the subject

                                        5

Crossed Group, to the extent that such document is also required to be part of the Mortgage File for such other Crossed Loan(s) in the subject Crossed Group.

            References in this Agreement to "Document Defect" mean that any document constituting part of the Mortgage File for any Mortgage Loan has not been properly executed, is missing (beyond the time period required for its delivery hereunder), contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan
Schedule or does not appear regular on its face.

            (d)   The Seller, at its own cost and expense, shall retain an
independent third party (the "Recording/Filing Agent") that shall, as to each
Mortgage Loan (other than Outside Serviced Trust Mortgage Loans), promptly (and in any event, as to any such Mortgage Loan, within 90 days following the later of (i) the Closing Date and (ii) the delivery of the related Mortgage(s),
Assignment(s) of Leases, recordable documents and UCC Financing Statements to the Trustee) complete (if and to the extent necessary) and cause to be submitted for recording or filing, as the case may be, in favor of the Trustee in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment of Mortgage, assignment of Assignment of Leases and assignment of any other recordable documents relating to each such Mortgage
Loan, referred to in Sections 2(c)(iv)(A), (B) and (C) and each assignment of a
UCC Financing Statement in favor of the Trustee and so delivered to the Trustee and referred to in Section 2(c)(viii). The Seller shall cause the recorded original of each such assignment of recordable documents to be delivered to the
Trustee or its designee following recording, and shall cause the file copy of each such UCC Financing Statement to be delivered to the Trustee or its designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller or the Recording/Filing Agent shall obtain therefrom a copy of the recorded original, which shall be delivered to the Trustee or its designee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed, as appropriate. The Seller shall be responsible for the out-of-pocket costs and expenses of the Purchaser, any party to the Pooling and Servicing
Agreement, the Recording/Filing Agent and itself in connection with its performance of the recording, filing and delivery obligations contemplated above.

            (e)   The Seller shall deliver or cause to be delivered to the
applicable Master Servicer or such Master Servicer's designee: (i) within ten
(10) days after the Closing Date, all documents and records in the Seller's possession (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan (other than an Outside
Serviced Trust Mortgage Loan) and that are not required to be part of the
Mortgage File in accordance with the definition thereof (including, without limitation, any original letters of credit relating to any Mortgage Loan); and
(ii) within two (2) Business Days after the Closing Date, any and all escrow amounts and reserve amounts in the Seller's possession or under its control that relate to the Mortgage Loans (other than an Outside Serviced Trust Mortgage
Loan).

                                        6

            (f)   The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan (other than an
Outside Serviced Trust Mortgage Loan). Without limiting the generality of the foregoing, if a draw upon any such letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the applicable Master Servicer.

            (g)   After the Seller's transfer of the Mortgage Loans to or at the direction of the Purchaser, the Seller shall not take any action to suggest that the Purchaser is not the legal owner of the Mortgage Loans.

            SECTION 3.  Representations, Warranties and Covenants of Seller.

            (a)   The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i)     The Seller is a corporation organized and validly
      existing and in good standing under the laws of the State of New York and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

                  (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

                  (iii)   The execution and delivery of this Agreement by the
      Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's organizational documents, (B)
      violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which violation, default or breach, in the case of either clause (iii)(B) or (iii)(C) might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

                                        7

                  (iv)    The Seller is not in default with respect to any order
      or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

                  (v)     The Seller is not a party to or bound by any agreement
      or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

                  (vi)    No consent, approval, authorization or order of any
      court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions involving the
      Seller contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

                  (vii)   No litigation is pending or, to the Seller's
      knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

                  (viii)  For purposes of accounting under generally accepted accounting principles ("GAAP"), and for federal income tax purposes, the
      Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration contemplated by this Agreement. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not transferring the Mortgage Loans to the
      Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller or on account of an antecedent debt.

            (b)   The Seller hereby makes, on the date hereof and on the Closing
Date, the representations and warranties contained in Schedule I and Schedule II hereto with respect to each Mortgage Loan, for the benefit of the Purchaser, which representations and warranties are subject to the exceptions set forth on
Schedules III and IV. References in this Agreement to "Breach" mean a breach of any such representations and warranties made pursuant to this Section 3(b) with respect to any Mortgage Loan.

            (c)   If the Seller receives, pursuant to Section 2.03(a) of the
Pooling and Servicing Agreement, written notice of a Document Defect or a Breach relating to a Mortgage Loan, and if such Document Defect or Breach shall materially and adversely affect the value of

                                        8

the applicable Mortgage Loan or the interests of the Certificateholders therein, then the Seller shall, not later than ninety (90) days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage
Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions
(a "Qualified Mortgage"), not later than ninety (90) days from any party to the
Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), cure such Document
Defect or Breach, as the case may be, in all material respects, or, if such
Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable
Purchase Price not later than the end of such 90-day period, or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account, any Substitution Shortfall Amount in
connection therewith; provided that, if a Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute for the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the
Seller is pursuing in connection with the cure thereof and stating that the
Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that if the cure of any
Document Defect or Breach would require an expenditure on the part of the Seller in excess of $10,000, then the Seller may, at its option, within the time period provided above, elect to purchase or replace the affected Mortgage Loan in accordance with this Section 3 without attempting to cure such Document Defect or Breach, as the case may be. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is an uncured Document Defect that materially and adversely affects the value of the applicable Mortgage Loan or the interests of the
Certificateholders therein, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect remains uncured and as to the actions being taken to pursue cure.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date in such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related due date in the month of substitution shall be part of the Trust Fund, and Periodic Payments received with respect to the replaced Mortgage Loan or a repurchased Mortgage Loan after the related date of substitution or repurchase, as the case may be, shall belong to the Seller. Periodic Payments due with respect to any Qualified Substitute
Mortgage Loan on or prior to the related due date in the month of substitution shall not be part of the Trust Fund and shall be remitted to the Seller promptly following receipt, and Periodic Payments received with respect to the replaced
Mortgage Loan or a repurchased Mortgage Loan up to and including the related date of substitution or repurchase, as the case may be, shall belong to the
Trust Fund.

            (d)   If (i) any Mortgage Loan is required to be repurchased or
substituted for in the manner described above, (ii) such Mortgage Loan is a
Crossed Loan, and (iii) the applicable

                                        9

Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s) in the related Crossed Group as provided above, unless: (x) such other Crossed Loans in such Crossed Group satisfy the Crossed
Loan Repurchase Criteria; (y) the Seller (at its expense) shall have furnished the Trustee with an Opinion of Counsel to the effect that the repurchase of or substitution for the affected Crossed Loan only, including, without limitation, any modification required with respect to such repurchase or substitution, shall not cause an Adverse REMIC Event; and (z) the repurchase of or substitution for the affected Crossed Loan only shall satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein or in the
Pooling and Servicing Agreement. If the conditions set forth in clauses (x), (y)
and (z) of the prior sentence are satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the
Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including, with respect to the Purchaser, the
Primary Collateral securing the Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents or, if not specified in the related Mortgage Loan documents, on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

            Notwithstanding any of the foregoing provisions of this Section
3(d), if there is a Document Defect or Breach (which Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein)

                                       10

with respect to one or more Mortgaged Properties with respect to a Mortgage
Loan, the Seller shall not be obligated to repurchase or replace the Mortgage
Loan if (i) the affected Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents
(and such Mortgaged Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related
Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee,
the Certificate Administrator or the Trust Fund in connection with such release,
(ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the related Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) the
Seller obtains from each Rating Agency then rating the Certificates and delivers to the Trustee and the applicable Master Servicer written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

            (e)   In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Collection Account maintained by the applicable Master Servicer, and the delivery of the Mortgage
File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage
Loan(s) to the Trustee and the applicable Master Servicer, respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the
Trustee, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the
Seller, all portions of the Mortgage File and other documents pertaining to such
Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the
Special Servicer shall release to the Seller any Escrow Payments and Reserve
Funds held by it in respect of such repurchased or replaced Mortgage Loans.

            (f)   This Section 3 provides the sole remedy available to the
Certificateholders or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach and the Purchaser acknowledges and agrees that the representations and warranties made herein by the Seller pursuant to Section 3(b) are solely for risk allocation purposes.

            SECTION 4.  Representations and Warranties of the Purchaser. In
order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a)   The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware. The
Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the
Trustee.

                                       11

            (b)   This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)   The Purchaser is not a party to or bound by any agreement or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (d)   No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Purchaser of, or compliance by such Purchaser with, this
Agreement or the consummation of the transactions of such contemplated by this
Agreement, except for any consent, approval, authorization or order which has been obtained prior to the actual performance by such Purchaser of its obligations under this Agreement, or which, if not obtained would not have a materially adverse effect on the ability of such Purchaser to perform its obligations hereunder.

            (e)   None of the acquisition of the Mortgage Loans by the
Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the Purchaser's certificate of incorporation or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii)
any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (f)   Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as
a sale of the Mortgage Loans to the Purchaser in exchange for the consideration contemplated by this Agreement.

            (g)   There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the Purchaser's reasonable and

                                       12

good faith judgment, materially and adversely affect the validity of this
Agreement or any action taken in connection with the obligations of the
Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this
Agreement.

            (h)   The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5.  Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Thacher Proffitt & Wood LLP, New
York, New York on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a)   All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section
4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)   The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section
6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to CCMSI, the Seller, the Dealers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)   The Seller or its designee shall have delivered and released to the Trustee (or a Custodian on its behalf) and the applicable Master
Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and such Master Servicer on or before the Closing Date pursuant to Section 2 of this Agreement;

            (d)   All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e)   The Seller shall have paid all fees and expenses payable by it to CCMSI or otherwise pursuant to this Agreement as of the Closing Date; and

            (f)   CCMSI and the Dealers shall have received letters from an
independent accounting firm reasonably acceptable to CCMSI and the Seller in form satisfactory to CCMSI, relating to certain information regarding the
Mortgage Loans and Certificates as set forth in the Prospectus, the Prospectus
Supplement and other disclosure documents.

                                       13

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6.  Closing Documents. The Closing Documents shall consist of the following:

            (a)   This Agreement, the Pooling and Servicing Agreement and the
Indemnification Agreement, in each case duly executed by all parties thereto;

            (b)   A certificate of the Seller, executed by the Seller and dated the Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date, subject, in the case of the representations and warranties made by the Seller pursuant to Section 3(b) of this Agreement, to the exceptions to such representations and warranties set forth in Schedules III and IV to this
Agreement; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing
Date;

            (c)   An officer's certificate from the Seller, dated the Closing
Date, and upon which CCMSI and the Dealers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)   True and complete copies of the certificate of incorporation and by-laws of the Seller (as certified to by the Secretary or an assistant secretary of the Seller), and a certificate of corporate existence of the Seller issued by the State of New York not earlier than thirty (30) days prior to the
Closing Date;

            (e)   A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and in form and substance reasonably satisfactory to CCMSI, the Dealers and their respective counsel and the Rating Agencies, dated the Closing Date and addressed to CCMSI, the Trustee, the Certificate Administrator, the Dealers and the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies;

            (f)   Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the sale of the Mortgage Loans by the
Seller to the Purchaser; and

            (g)   A written opinion of counsel for the Purchaser (which opinion may be from in-house counsel, outside counsel, or a combination thereof, and may include a reliance letter addressed to the Seller with respect to opinions given to other parties) relating to certain corporate and enforceability matters and in form and substance reasonably satisfactory to the Seller and its counsel, dated the Closing Date and addressed to the Seller.

                                       14

            SECTION 7.  Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Initial Aggregate Mortgage
Loan Balance represents of the Initial Pool Balance, the exact amount of which shall be as set forth in or determined pursuant to the memorandum of understanding, to which the Seller and the Purchaser (or affiliates thereof) are parties, with respect to the transactions contemplated by this Agreement): (i)
the costs and expenses of delivering the Pooling and Servicing Agreement and the
Certificates; (ii) the costs and expenses of printing (or otherwise reproducing)
and delivering a final Prospectus and Memorandum and other customary offering materials relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee and the Certificate Administrator (including reasonable attorneys' fees) incurred in connection with the securitization of the Mortgage
Loans and the Other Mortgage Loans; (iv) the filing fee charged by the
Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, the Other Mortgage Loans and the
Certificates included in the Prospectus, the Memorandum and other customary offering materials, including the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Dealers. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 8.  Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection
Accounts, the Distribution Account or, if established, the REO Accounts (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans pursuant to the
Pooling and

                                       15

Servicing Agreement, as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser or any of its agents, including, without limitation, the Custodian on behalf of the Trustee, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the
Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and
Servicing Agreement, and in connection therewith the Seller authorizes the
Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

            SECTION 9.  Notices. All notices, copies, requests, consents, demands and other communications in connection herewith shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 10.  Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by CCMSI to the Trustee).

            SECTION 11.  Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                                       16

            SECTION 12.  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 13.  GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 14.  Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 15.  Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16.  Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser and their permitted successors and assigns. No holder or beneficial owner of a Certificate shall be deemed a permitted successor or assign to the
Purchaser solely by reason of its interest in such Certificate.

            SECTION 17.  Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing
Agreement which relates to defined terms contained therein, Section 2.01(d)
thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

                                       17

            SECTION 18.  Accountants' Letters. The parties hereto shall cooperate with accountants designated by CCMSI and reasonably acceptable to the
Seller in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the
Underwriting Agreement and/or the Certificate Purchase Agreement.

            SECTION 19.  Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's
"knowledge", such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 20.  Disclosure Materials. The Purchaser shall provide the
Seller with a copy of the Memorandum and the Prospectus Supplement promptly following their becoming available.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       18

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        CITIGROUP GLOBAL MARKETS REALTY CORP.

                                        By:/s/ Angela Vleck
                                           -------------------------------------
                                           Name:
                                           Title:

                                        PURCHASER

                                        CITIGROUP COMMERCIAL MORTGAGE
                                          SECURITIES INC.

                                        By:/s/ Angela Vleck
                                           -------------------------------------
                                           Name:
                                           Title:

                     CGMRC MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

ADDRESS FOR NOTICES

Seller:

Address for Notices:

Citigroup Global Markets Realty Corp.
388 Greenwich Street
New York, New York  10013
Attention: Angela Vleck
Facsimile Number:  (212) 816-8307

Purchaser:

Address for Notices:

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street
New York, New York  10013
Attn:  Angela Vleck
Facsimile Number:  (212) 816-8307

                                       I-1

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

            1.    The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

            2.    As of the date of its origination, such Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for thereunder, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including those pertaining to usury.

            3.    Immediately prior to the sale, transfer and assignment to the
      Purchaser, the Seller had good title to, and was the sole owner of, each
      Mortgage Loan and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, but subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing
      Rights Purchase Agreement dated as of the Closing Date between the applicable Master Servicer and the Seller. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the
      Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

            4.    The proceeds of such Mortgage Loan have been fully disbursed
      (except to the extent that a portion of such proceeds is being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the Mortgagee.

            5.    Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed by the Mortgagor in connection with such
      Mortgage Loan is a legal, valid and binding obligation of the related
      Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no

                                       I-1

      provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

            6.    As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, Additional Interest, prepayment premiums or yield maintenance charges.

            7.    Each related assignment of Mortgage and assignment of
      Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity
      (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

            8.    Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions and limitations set forth in representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the
      Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in representation
      (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged
      Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
      Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the
      Mortgage for such other Mortgage Loan, and (g) if such Mortgage Loan is part of a Loan Combination, the lien of

                                       I-2

      the Mortgage for the related Non-Trust Mortgage Loan(s). Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and
      Mortgage Loans that are part of a Loan Combination, there are no mortgage loans that are senior or pari passu in right of payment with the subject
      Mortgage Loan that are secured by the related Mortgaged Property.

            9.    UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of each Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the
      Mortgaged Property owned by a Mortgagor and located on the related
      Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing of UCC Financing Statements, and the Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
      Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            10.   All real estate taxes and governmental assessments, or
      installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property, have been paid, or an escrow of funds in an amount sufficient (together with, in the case of taxes and governmental assessments not presently due and payable, future escrow payments required to be made pursuant to the related Mortgage Loan documents) to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and
      (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

            11.   To the Seller's actual knowledge as of the Cut-off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such Mortgaged Property as security for the Mortgage Loan, and to the Seller's actual knowledge as of the Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged
      Property.

                                       I-3

            12.   The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (and, in the case of a
      Mortgage Loan that is part of a Loan Combination, in the original
      (aggregate, if applicable) principal amount of the other mortgage loan(s)
      constituting the related Loan Combination) after all advances of principal
      (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the
      Seller or its successors or assigns is the named insured of such policy;
      such policy is assignable in connection with the assignment of the related
      Mortgage Note without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this
      Agreement; all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related
      Mortgaged Property is located to the extent required; and such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) against any loss due to, (a) lack of access to a public road and (b) encroachments of any material portion of the improvements thereon.

            13.   As of the date of its origination, all insurance coverage
      required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the original principal balance of the Mortgage Loan (and, in the case of a Mortgage
      Loan that is part of a Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan Combination), and in any event, in an amount necessary to prevent operation of any co-insurance provisions, and, except if such
      Mortgaged Property is operated as a manufactured housing community, such
      Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to twelve (12) months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, six (6) months); and as of the Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each
      Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged
      Property is located, is in full force and effect with respect to each related Mortgaged Property; and all premiums due and payable through the
      Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller.
      Except for certain amounts not greater than amounts which would be considered prudent

                                       I-4

      by a commercial and multifamily mortgage lending institution with respect to a similar mortgage loan and which are set forth in the related
      Mortgage, any insurance proceeds in respect of a casualty loss are required to be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) to the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial and multifamily mortgage lending institutions for similar loans. The Mortgaged
      Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent commercial and multifamily mortgage lending institutions.

            The insurance policies contain a standard mortgagee clause naming the holder of the related Mortgage, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy, and provide that they are not terminable without thirty (30) days prior written notice to the Mortgagee
      (or, with respect to non-payment, ten (10) days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each
      Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

            14.   Other than payments due but not yet thirty (30) days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the
      Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II; and the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or
      Mortgage Note, except for a written waiver contained in the related
      Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File, no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

            15.   As of the Closing Date, each Mortgage Loan is not, and in the prior twelve (12) months (or since the date of origination if such
      Mortgage Loan has been originated within the past twelve (12) months), has not been, thirty (30) days or more past due in respect of any
      Scheduled Payment.

                                       I-5

            16.   Except with respect to ARD Trust Mortgage Loans, which provide that the rate at which interest accrues thereon increases after the
      Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

            17.   No related Mortgage provides for or permits, without the prior written consent of the holder of the Mortgage Note, any related Mortgaged
      Property to secure any other promissory note or obligation except as expressly described in such Mortgage or other Mortgage Loan document.

            18.   Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to Treasury regulations Sections 1.860G-2(a)(3) and 1.860G-2(f)(2)), is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations
      Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan (i) as of the Testing Date, or (ii)
      as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to such Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the
      Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a
      "significant modification" of such Mortgage Loan within the meaning of
      Treasury Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing
      Date shall be the date upon which the latest such "significant modification" occurred.

            19.   One or more environmental site assessments, updates or
      transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, except for those Mortgage Loans identified on Annex A to this Schedule I for which a lender's environmental insurance policy was obtained in lieu of such environmental site assessments, updates and transaction screens, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance

                                       I-6

      affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized
      Environmental Condition (REC), as that term is defined in the Standard
      Practice for Environmental Site Assessments: Phase I Environmental Site
      Assessment Process Designation: E 1527-00, as recommended by the American
      Society for Testing and Materials (ASTM), with respect to the related
      Mortgaged Property and the same have not been subsequently addressed in all material respects, then one or more of the following is true: (i) an escrow or letter of credit greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the related Mortgagor has covenanted in the Mortgage Loan documents to perform such work); (ii)
      the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation; (iii) the related Mortgagor has provided a lender's environmental insurance policy (in which case such Mortgage
      Loan is identified on Annex A to this Schedule I); (iv) an operations and maintenance plan has been or will be implemented; (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation; (vi) the Mortgagor or other responsible party has obtained a no further action letter or other evidence that governmental authorities have no intention of taking any action or requiring any action in respect of the REC; (vii) a party (other than the related Mortgagor) having financial resources reasonably estimated to be adequate to pay the costs of any required investigation, testing, monitoring or remediation has provided a guaranty or indemnity to the
      Mortgagor or the lender to cover such costs; or (viii) the REC would not require clean-up, remedial action or other response under environmental laws estimated to cost in excess of the lesser of $50,000 and 2% of the original principal balance of such Mortgage Loan. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

            20.   Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar laws affecting the rights of creditors and the application of principles of equity.

            21.   At the time of origination and, to the actual knowledge of
      Seller as of the Cut-off Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

                                       I-7

            22.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, each Mortgage Loan is a whole loan and contains no equity participation by the Seller or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Trust Mortgage Loans, provide for negative amortization. The
      Seller holds no preferred equity interest in the related Mortgagor.

            23.   Subject to certain exceptions, which are customarily
      acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related
      Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related
      Mortgagor, transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to cross-collateralized and cross-defaulted Mortgage Loans or multi-property
      Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral is effected other than in the circumstances specified in representation (26) below, or (b) the related Mortgaged
      Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

            24.   Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

            25.   Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

            26.   Since origination, no material portion of the related
      Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the
      Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a)
      which permit defeasance by means of substituting for the Mortgaged
      Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged
      Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treasury Regulation Section
      1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered

                                       I-8

      material for purposes of underwriting the Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the
      Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated any value in the underwriting during the origination of the
      Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the
      Mortgage except in consideration of payment in full therefor.

            27.   To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, an architect's letter or zoning consultant's report or based upon other due diligence considered reasonable by prudent commercial and multifamily mortgage lending institutions in the area where the applicable
      Mortgaged Property is located, as of the date of origination of such
      Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b)
      would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

            28.   To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage
      Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance).

            29.   With respect to at least 95% of the Mortgage Loans (by
      principal balance) having a Cut-off Date Balance in excess of 1% of the aggregate Cut-off Date Balance of the Mortgage Pool, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged
      Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

            30.   No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's

                                       I-9

      actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

            31.   As of the date of origination and, to the Seller's actual
      knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the
      Mortgaged Property.

            32.   As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

            33.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

            34.   The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the
      Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such insurance policy is in full force and effect and in an amount (subject to a deductible not to exceed $25,000) at least equal to the least of (a) the replacement cost of improvements located on such mortgaged real property, (b) the outstanding principal balance of the subject mortgage loan and (c) the maximum amount under the applicable federal flood insurance program.

            35.   All escrow deposits and payments required pursuant to the
      Mortgage Loan as of the Closing Date required to be deposited with the
      Seller in accordance with the Mortgage Loan documents have been so deposited, and to the extent not disbursed or otherwise released in accordance with the related Mortgage Loan documents, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

            36.   To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage
      Loan, the related Mortgagor was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged
      Property, and, as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor was not in possession of such licenses, permits and authorizations.

                                      I-10

            37.   The origination (or acquisition, as the case may be) practices used by the Seller or its affiliates with respect to the Mortgage Loan have been in all material respects legal and the servicing and collection practices used by the Seller or its affiliates with respect to the
      Mortgage Loan have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

            38.   Except for any Mortgage Loan secured by a Mortgagor's
      leasehold interest in the related Mortgaged Property, the related
      Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

            39.   The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. The Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related
      Mortgagor after the occurrence of an event of default and not paid to the
      Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

            40.   Subject to the exceptions set forth in representation (5), the
      Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each
      Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any
      Person is entitled to occupy, use or possess all or any portion of the real property.

            41.   With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of
      Treasury Regulations Section 1.860G-1(b)(2).

            42.   If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two (2) years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or, in the case of a partial defeasance, in an amount sufficient to make all scheduled payments with respect to the defeased portion of such Mortgage
      Loan). In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor
      (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the
      Mortgage Loan documents contain certain provisions pursuant to

                                      I-11

      which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make all remaining payments
      (including any balloon payment) required to be made under the terms of the related Mortgage Loan, (ii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.
      Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of
      Counsel.

            43.   To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the
      Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

            44.   Neither the Seller nor any affiliate thereof has any
      obligation to make any capital contributions to the Mortgagor under the
      Mortgage Loan.

            45.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, none of the Mortgaged Properties are encumbered, and none of the Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the
      Cut-off Date of the related Mortgage Loan).

                                      I-12

                             ANNEX A (TO SCHEDULE I)

            Mortgage Loans as to Which the Related Mortgagor Obtained
                    a Lender's Environmental Insurance Policy

                                      None.

                                      I-13

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

            With respect to each Mortgage Loan secured by a leasehold interest
(except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            1.    Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than thirty (30) days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            2.    Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            3.    Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            4.    To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet thirty (30) days or more delinquent, (a) there is no material default, and (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

            5.    The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The Ground Lease or ancillary agreement further provides that no notice of default given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

            6.    The Ground Lease (a) is not subject to any liens or
      encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            7.    A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground

                                      II-1

      lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

            8.    Such Ground Lease has an original term (together with any
      extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than twenty (20) years beyond the Stated Maturity Date.

            9.    Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related
      Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed or approved by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution), or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution).

            10.   The Ground Lease does not impose any restrictions on
      subletting that would be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution.

            11.   The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                  SCHEDULE III
          EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

Representation #3

----------------------------------------------------------------------------------------------------------------------
 Loan Number                    Loan Name                                   Description of Exception
----------------------------------------------------------------------------------------------------------------------

               AmeriCold Portfolio                          With respect to the loan listed to the left, the loan is
                                                            evidenced by multiple pari passu notes, which notes are
                                                            all secured by the same mortgage instrument encumbering
                                                            the CMG AmeriCold Portfolio loan. Only two of the pari
                                                            passu notes is included in the Citigroup 2007 - C6
                                                            securitization transaction. The pari passu notes are pro
                                                            rata.
----------------------------------------------------------------------------------------------------------------------

Representation #8

----------------------------------------------------------------------------------------------------------------------
 Loan Number                    Loan Name                                   Description of Exception
----------------------------------------------------------------------------------------------------------------------

               Perryville Station                           With respect to the loan listed to the left, the owners
                                                            of the property adjacent to the Mortgaged Property have
                                                            an option to purchase a specified portion of the
                                                            Mortgaged Property.
----------------------------------------------------------------------------------------------------------------------
               Rite Aid - Lancaster                         With respect to the loans listed to the left, the
               Cambridge Commons - Charlotte, NC            applicable tenant or tenants have a right of first
               Barclay's Portfolio                          refusal with respect to the applicable Mortgaged
                                                            Property.
----------------------------------------------------------------------------------------------------------------------
               Tower at Northside                           With respect to the loan listed to the left, the ground
                                                            lessor has a purchase option and rights of first refusal
                                                            and first offer with respect to the Mortgaged Property.
----------------------------------------------------------------------------------------------------------------------
               Yale New Haven Long Wharf Medical Center     With respect to the loan listed to the left, the
                                                            developer reserved a right to purchase a specific parcel
                                                            of the Mortgaged Property and the City of New Haven has
                                                            a right to purchase a specified parcel of the Mortgaged
                                                            Property.
----------------------------------------------------------------------------------------------------------------------
               AmeriCold Portfolio (Tomah)                  With respect to the loan listed to the left, the tenant
                                                            has right of first refusal with respect to the
                                                            applicable portion of the Mortgaged Property.
----------------------------------------------------------------------------------------------------------------------
               AmeriCold Portfolio                          With respect to the loan listed to the left, the loan is
                                                            evidenced by multiple pari passu notes, which notes are
                                                            all secured by the same mortgage instrument encumbering
                                                            the CMG AmeriCold Portfolio loan. Only two of the pari
                                                            passu notes is included in the Citigroup 2007 - C6
                                                            securitization transaction. The pari passu notes are pro
                                                            rata.
----------------------------------------------------------------------------------------------------------------------

                                      III-1

Representation #17

----------------------------------------------------------------------------------------------------------------------
 Loan Number                    Loan Name                                   Description of Exception
----------------------------------------------------------------------------------------------------------------------

               AmeriCold Portfolio                          With respect to the loan listed to the left, the loan is
                                                            evidenced by multiple pari passu notes, which notes are
                                                            all secured by the same mortgage instrument encumbering
                                                            the CMG AmeriCold Portfolio loan. Only two of the pari
                                                            passu notes is included in the Citigroup 2007 - C6
                                                            securitization transaction. The pari passu notes are pro
                                                            rata.
----------------------------------------------------------------------------------------------------------------------

Representation #19

----------------------------------------------------------------------------------------------------------------------
 Loan Number                    Loan Name                                   Description of Exception
----------------------------------------------------------------------------------------------------------------------

               Villa D'Este                                 With respect to the loans listed to the left,
               Northwest Medical Center                     environmental site assessments were performed more than
                                                            18-months preceding the origination of the related
                                                            Mortgage Loan.
----------------------------------------------------------------------------------------------------------------------
               Plaza at Puente Hills                        With respect to the loan listed to the left, the Phase I
                                                            environmental consultant indicated that the subject
                                                            property is listed as a LUST and SPILLS site on the
                                                            regulatory databases, and considers this a recognized
                                                            environmental concern.  However, soil gas surveys were
                                                            conducted in 1997 and 1998 and did not detect volatile
                                                            organic compounds in the ten sampling locations.  As
                                                            such, the consultant recommended that the 1998
                                                            subsurface investigation report be submitted to
                                                            applicable authorities in order for the case to be
                                                            closed.
----------------------------------------------------------------------------------------------------------------------
               AmeriCold Portfolio (Salem)                  With respect to the loan listed to the left, the Phase I
                                                            consultant reported that three prior diesel fuel
                                                            releases at the subject property were reported to the
                                                            Oregon Department of Environmental Quality.  One such
                                                            release had been substantially remediated, however,
                                                            additional information regarding the remaining releases
                                                            was unavailable.  Based on the dates and potential
                                                            impacts of the release, and because groundwater is not a
                                                            potable water source on-site, the Phase I consultant
                                                            concluded that the risk to human health is minimal. In
                                                            the event future construction activities reveal
                                                            contamination, the Phase I consultant recommends
                                                            remediation sufficient to obtain regulatory case closure.
----------------------------------------------------------------------------------------------------------------------

                                      III-2

Representation #21

----------------------------------------------------------------------------------------------------------------------
Loan Number                    Loan Name                                    Description of Exception
----------------------------------------------------------------------------------------------------------------------

               All Loans                                    With respect to all the loans in the 2007 C6
                                                            securitization, Seller makes no representation regarding
                                                            the bankruptcy or insolvency of any tenant at the
                                                            Mortgaged Property.
----------------------------------------------------------------------------------------------------------------------

Representation #26

                                      III-3

----------------------------------------------------------------------------------------------------------------------
Loan Number                    Loan Name                                    Description of Exception
----------------------------------------------------------------------------------------------------------------------

               Perryville Station                           With respect to the loan listed to the left, the loan
                                                            documents provide for the release of a specified parcel
                                                            of the Mortgaged Property in connection with the
                                                            exercise of an option to purchase by specified third
                                                            parties.
----------------------------------------------------------------------------------------------------------------------
               Greensboro Corporate Center                  With respect to the loan listed to the left, the loan
                                                            documents provide for a release of the lien from one or
                                                            more portions of Mortgaged Property in connection with
                                                            the development of a specified parcel and/or the
                                                            transfer of excess development rights, provided all of
                                                            the following conditions, among others, are met: (i) no
                                                            event of default shall exist; (ii) the property to be
                                                            released (the "Partial Release Property") shall not have
                                                            been improved with capital improvements or be leased to
                                                            tenants, or if any specified funds have been disbursed
                                                            from any applicable account with respect to the Partial
                                                            Release Property; (iii) Borrower shall have established
                                                            to lender's reasonable satisfaction that the partial
                                                            release will not adversely affect the net operating
                                                            income of the property and that the DSCR for the
                                                            remaining property (i.e., exclusive of any income from
                                                            the Partial Release Property) is, at the time of such
                                                            release, and shall continue to be equal to or greater
                                                            than the greater of (a) the DSCR for the property
                                                            calculated immediately prior to the partial release
                                                            (assuming no partial release) and (b) the DSCR for the
                                                            Property (assuming no Partial Release) calculated as of
                                                            the date of origination; (iv) no Partial Release of any
                                                            Partial Release Property will be permitted unless
                                                            Borrower establishes to lender's reasonable satisfaction
                                                            that the value of the property not being released, as
                                                            determined by a then-current appraisal, is sufficient to
                                                            satisfy a loan-to-value ratio (based on the
                                                            then-outstanding principal of the loan not in excess of
                                                            the lesser of (a) the loan-to-value ratio for the
                                                            property calculated immediately prior to the partial
                                                            release, and (b) 80%; (v) Borrower shall obtain
                                                            endorsements to the Title Insurance Policy in form and
                                                            content reasonably satisfactory to Lender; and (vi) the
                                                            Partial Release Property shall not be owned by Borrower,
                                                            but may be owned, under certain circumstance, by an
                                                            affiliate of Borrower.
----------------------------------------------------------------------------------------------------------------------

                                      III-4

----------------------------------------------------------------------------------------------------------------------

               Wigwam Resort and Golf and Arizona Biltmore  With respect to the loan listed to the left, the loan
               Golf                                         documents provide that the Borrower may obtain a partial
                                                            release (a "Partial Release") of a specified golf course
                                                            parcel of the Mortgaged Property, provided that the
                                                            following conditions precedent, among others, have been
                                                            satisfied with respect to any such Partial Release: (i)
                                                            no event of default exists; (ii) Borrower shall
                                                            establish DSCR is, at the time of the Partial Release,
                                                            and shall continue to be equal to or greater than
                                                            1.30:1.00; (iii) Borrower shall establish that the value
                                                            of the remainder of the Property (as determined by a
                                                            then-current appraisal) is sufficient to satisfy a
                                                            loan-to-value ratio not in excess of 65%; (iv) the
                                                            Partial Release shall be allowed only in connection with
                                                            a bona fide all-cash sale of the golf course property to
                                                            an unaffiliated third party on arms-length terms and
                                                            conditions, and upon closing of such sale (and
                                                            thereafter) shall not be owned, purchased or acquired by
                                                            Borrower or any affiliate of Borrower; (vi) Borrower
                                                            will on the date of the Partial Release complete a
                                                            partial defeasance of a portion of the Loan equal to  a
                                                            specified partial defeasance amount; (vii) Borrower, at
                                                            its sole cost and expense, shall obtain endorsements to
                                                            Lender's loan policy of title insurance satisfactory in
                                                            form and content to Lender; and (viii) no material
                                                            adverse change concerning the Loan or the Property shall
                                                            have occurred.
----------------------------------------------------------------------------------------------------------------------
               Cambridge Commons - Charlotte, NC            With respect to the loan listed to the left, the loan
                                                            documents provide for the release of any of the parcels
                                                            designated as Tract 3, Tract 5, Tract 6, respectively,
                                                            and that certain southeasterly portion of Tract 4, each
                                                            as shown on the related survey.  At the closing of any
                                                            conveyance triggered by Borrower's decision to exercise
                                                            its right to sell or otherwise convey any of the release
                                                            parcels, Borrower shall (i) with respect to Tract 3,
                                                            deposit with Lender $775,000 or effect a partial
                                                            defeasance (as specified in loan documents); (ii) with
                                                            respect to Tract 5, deposit with Lender $155,250 or
                                                            effect a partial defeasance (as specified in loan
                                                            documents); (iii) with respect to Tract 6, deposit with
                                                            Lender $1; and (iv) with respect to Tract 4, so long as
                                                            Tract 3 has been previously sold, deposit with Lender $1.
----------------------------------------------------------------------------------------------------------------------
               Gander Mountain                              With respect to the loan listed to the left, the loan
                                                            documents provide for the release of a specific portion
                                                            of the Mortgaged Property that is a non-income producing
                                                            portion of the parking lot on the Mortgaged Property.
----------------------------------------------------------------------------------------------------------------------

                                      III-5

----------------------------------------------------------------------------------------------------------------------

               Culver Center                                With respect to the loan listed to the left, after the
                                                            Release Date [the earlier of 4 years after
                                                            securitization and 2 years after the "Start up" date]
                                                            and prior to the First Open Payment Date [2 months prior
                                                            to the maturity date], and provided no Event of Default
                                                            exists, Borrower may obtain, from time to time, a
                                                            partial release from the lien of the Mortgage and the
                                                            Loan Documents (a "Partial Release") of one or more
                                                            Outlot Parcels (as defined in the Loan Agreement) (such
                                                            Outlot Parcel(s) being released are referred to as the
                                                            "Partial Release Parcel"), provided that all of the
                                                            following conditions precedent, among others, have been
                                                            satisfied: (i) No Partial Release of the Partial Release
                                                            Parcel shall be permitted until after the Release Date;
                                                            (ii)     In no event shall any Partial Release include
                                                            any or all of the parcels containing Bally's, Ralphs and
                                                            Best Buy; (iii)   No Event of Default (or any event
                                                            which, after notice, the passage of time, or both, would
                                                            constitute an Event of Default) shall have occurred and
                                                            be continuing; (iv) The Partial Release Parcel shall not
                                                            be owned by Borrower, although it may be owned by an
                                                            Affiliate of Borrower (the "New Owner"); (v) Borrower,
                                                            at its sole cost and expense, shall obtain endorsements
                                                            to Lender's loan policy of title insurance reasonably
                                                            satisfactory to Lender; (vi) Borrowers will on the date
                                                            of the Partial Release complete a Partial Defeasance
                                                            equal to 110% of the Allocated Loan Amount for the
                                                            Partial Release Parcel; (vii) No Partial Release of any
                                                            portion of the Property will be permitted unless
                                                            Borrower establishes to Lender's reasonable satisfaction
                                                            that the value of the Remaining Property, as determined
                                                            by a then-current appraisal is sufficient to satisfy (A)
                                                            a loan-to-value ratio (based on the then-outstanding
                                                            principal balance of the Loan) not in excess of 80%,
                                                            and, (B) if the Mezzanine Loan remains outstanding at
                                                            the time of the Partial Release, a loan-to-value ratio
                                                            (based on the then-aggregate outstanding principal
                                                            balance of the Loan and the Mezzanine Loan) not in
                                                            excess of 95%; (vii) No Partial Release will be
                                                            permitted unless Borrower establishes to Lender's
                                                            reasonable satisfaction that (A) the Debt Service
                                                            Coverage Ratio, determined using Lender's underwriting
                                                            standards, for the Remaining Property is and shall
                                                            continue to be equal to or greater than the greater of
                                                            (1) 1.25:1.00 (exclusive of the Partial Release Parcel)
                                                            or (2) the Debt Service Coverage Ratio for the Property
                                                            immediately prior to the Partial Release (inclusive of
                                                            the Partial Release Parcel) and, (B) if the Mezzanine
                                                            Loan remains outstanding at the time of the Partial
                                                            Release, the Aggregate Debt Service Coverage Ratio,
                                                            determined using Lender's underwriting standards, for
                                                            the Remaining Property is and shall continue to be equal
                                                            to or greater than the greater of (1) 1.02:1.00
                                                            (exclusive of the Partial Release Parcel) or (2) the
                                                            Aggregate Debt Service Coverage Ratio for the Property
                                                            immediately prior to the Partial Release (inclusive of
                                                            the Partial Release Parcel); and (viii) The Mezzanine
                                                            Lender shall have approved the Partial Release in
                                                            writing.
----------------------------------------------------------------------------------------------------------------------

                                      III-6

----------------------------------------------------------------------------------------------------------------------

               AmeriCold Portfolio                          With respect to the loan listed at the left, the loan
                                                            documents permit the release of certain individual
                                                            properties in connection with a specified release amount
                                                            and yield maintenance payment in the case in which an
                                                            event of default exists and can not be cured except if
                                                            the applicable individual property were released.  Such
                                                            release is subject to the following conditions, among
                                                            others: (i) no event of default shall exist; and (ii)
                                                            the management agreement shall be amended to drop the
                                                            released property from the list of properties being
                                                            managed thereunder.  In addition, the loan documents
                                                            provide for the release of unimproved areas of any
                                                            individual property constituting the mortgaged property
                                                            which, among other things, generate no rents, are not
                                                            necessary for the operation of the remainder of such
                                                            individual property, would not materially and adversely
                                                            affect the value of, or cash flow from, the remainder of
                                                            such individual property.  Such release shall satisfy
                                                            certain conditions including, without limitation, the
                                                            following: (i) certification that the proposed use of
                                                            the release parcel shall not be incompatible with the
                                                            remaining property and shall not have a material adverse
                                                            impact on the income and expense of the remaining
                                                            property; (ii) the delivery of an endorsement to the
                                                            lender's title insurance policy insuring that lender
                                                            will continue to have a first lien against the remaining
                                                            property; and (iii) receipt by the lender of an
                                                            appraisal of the remaining property showing that the
                                                            value of such property before and after any construction
                                                            of improvements on the released property shall be equal
                                                            to the greater of 100% of the value of the property
                                                            prior to release or 100% of the allocated loan amount of
                                                            the property on the date of release.
----------------------------------------------------------------------------------------------------------------------
               AmeriCold Portfolio                          With respect to loan listed to the left, the loan
                                                            documents permit the release of certain parcels of land
                                                            in connection with a substitution of individual
                                                            properties of like kind and value provided the following
                                                            conditions, among others, are satisfied: (i) the
                                                            allocated loan amount of the substituted property, when
                                                            taken together with all the allocated loan amounts of
                                                            all other substituted properties, does not exceed 30% of
                                                            the original loan balance; (ii) no event of default
                                                            shall exist after giving effect to the substitution;
                                                            (iii) after giving effect to the substitution, the debt
                                                            service coverage ratio shall not be less than the
                                                            greater of such ratio at closing and such ratio for the
                                                            12 calendar months prior to the substitution; (iv) the
                                                            borrower shall execute and deliver all appropriate loan
                                                            documents with respect to the substitute property; and
                                                            (v) the borrower shall have delivered title insurance in
                                                            a an amount equal to 125% of the substitute property's
                                                            allocated loan amount with applicable endorsements.
----------------------------------------------------------------------------------------------------------------------

                                      III-7

----------------------------------------------------------------------------------------------------------------------

               Moreno Valley Mall                           With respect to the loan listed to the left, the loan
                                                            documents provide for the release of any one or more
                                                            properties upon a sale of such property to a bona fide
                                                            third party purchaser, subject to the satisfaction of
                                                            certain conditions, including among others, that (i) no
                                                            event of default has occurred and is continuing, (ii)
                                                            the Release Parcel shall be vacant, non-income producing
                                                            and unimproved; and (iii) in the event of a
                                                            securitization, the Rating Agencies shall have confirmed
                                                            that the release will not result in a downgrade,
                                                            withdrawal or qualification of the then current rating
                                                            assigned to any class of Securities by the Rating
                                                            Agencies and Borrower shall deliver an opinion of
                                                            counsel opining on matters related to REMIC issues.
----------------------------------------------------------------------------------------------------------------------
               Moreno Valley Mall                           With respect to the loan listed to the left, the loan
                                                            documents provide for a release of the lien from one or
                                                            more portions of Mortgaged Property by substituting
                                                            another property of like use, value and condition in the
                                                            same shopping mall as the potion of the property to be
                                                            released, subject to satisfaction of the following
                                                            conditions, among others:  (a) no Event of Default shall
                                                            exist at the time; (ii) the parcel to be released shall
                                                            be vacant, non-income producing and unimproved; (iii)
                                                            Borrower shall acquire fee simple title to the property
                                                            to be substituted; (iv) Borrower shall provided Lender
                                                            with certain loan documents, environmental reports,
                                                            property condition reports and physical condition
                                                            reports as set forth in the loan documents; (v) Borrower
                                                            shall provide an endorsement to the existing title
                                                            policy insuring the lien over the substituted property;
                                                            and (vi) the released parcel and the substituted parcel
                                                            shall be separate tax lots.
----------------------------------------------------------------------------------------------------------------------
               Barclays                                     With respect to the loan listed to the left, the
                                                            mortgage loan documents permit, in connection with a
                                                            sale of any of the 5 properties, the release of the
                                                            related deed of trust from the cross such that the deed
                                                            of trust no longer secures the loan subject to, among
                                                            others, the following conditions: (1) The Note shall
                                                            have been partially defeased in accordance with the
                                                            terms thereof; (2) after the completion of the
                                                            contemplated release, the Loan must have a loan to value
                                                            ratio at or below than seventy percent (70%); (3)
                                                            immediately after the completion of the contemplated
                                                            release, the aggregate debt service coverage ratio for
                                                            the Loan, shall be at least 1.25 to 1.00;  and (4)  each
                                                            tenant at each of the properties not being released must
                                                            be open for business to the public.
----------------------------------------------------------------------------------------------------------------------

                                      III-8

Representation #39

----------------------------------------------------------------------------------------------------------------------
 Loan Number                   Loan Name                                    Description of Exception
----------------------------------------------------------------------------------------------------------------------

               All Loans                                    Mortgage loans in many or all cases provide for recourse
                                                            liability to the borrower and/or other guarantors or
                                                            indemnitors other than the borrower for matters and/or
                                                            under circumstances which are in addition to those
                                                            items specified in representation number 39.
----------------------------------------------------------------------------------------------------------------------
               City Crescent                                With respect to the loan listed to the left, the Mortgage
                                                            Loan documents limit the recourse liability of the
                                                            Mortgagor with respect to misapplication of rents
                                                            collected to intentional misapplication.
----------------------------------------------------------------------------------------------------------------------

                                      III-9

                                   SCHEDULE IV

            EXCEPTIONS TO GROUND LEASE REPRESENTATIONS AND WARRANTIES

Representation #2

----------------------------------------------------------------------------------------------------------------------
 Loan Number                   Loan Name                                    Description of Exception
----------------------------------------------------------------------------------------------------------------------

               Tower at Northside                           With respect to the loan listed to the left, any
                                                            assignment (other than an assignment to lender in
                                                            connection with a foreclosure provided certain management
                                                            standards set forth in the Ground Lease are satisfied)
                                                            with respect to the mortgaged property subject to the
                                                            lease requires the consent of the ground lessor.
----------------------------------------------------------------------------------------------------------------------

Representation #3

----------------------------------------------------------------------------------------------------------------------
 Loan Number                   Loan Name                                    Description of Exception
----------------------------------------------------------------------------------------------------------------------

               LA Fitness Center                            With respect to the loan listed to the left, the Ground
                                                            Lease does not require the consent of the mortgagee for
                                                            any amendments or modifications to the Ground Lease.
----------------------------------------------------------------------------------------------------------------------

Representation #8

----------------------------------------------------------------------------------------------------------------------
 Loan Number                   Loan Name                                    Description of Exception
----------------------------------------------------------------------------------------------------------------------

               642 Westchester                              With respect to the loan listed to the left, the original
                                                            term of the related Ground Lease extends only 14 years
                                                            beyond the Stated Maturity Date.
----------------------------------------------------------------------------------------------------------------------

Representation #10

----------------------------------------------------------------------------------------------------------------------
 Loan Number                   Loan Name                                    Description of Exception
----------------------------------------------------------------------------------------------------------------------

               Tower at Northside                           With respect to the loans listed to the left, the consent
               Mervyn's at Crossroads Town Center           of the lessor for any subletting of the related Mortgaged
                                                            Property is required.
----------------------------------------------------------------------------------------------------------------------

                                      IV-1

Representation #11

----------------------------------------------------------------------------------------------------------------------
 Loan Number                   Loan Name                                    Description of Exception
----------------------------------------------------------------------------------------------------------------------

               642 Westchester                              With respect to the loan listed to the left, the ground
                                                            lessor under the Ground Lease is not required to enter
                                                            into a new lease in the event of a termination of such
                                                            Ground Lease because of non-payment of rent.
----------------------------------------------------------------------------------------------------------------------
               LA Fitness Center                            With respect to the loan listed to the left, the ground
                                                            lessor under the Ground Lease is not required to enter
                                                            into a new lease in the event of a termination of such
                                                            Ground Lease.
----------------------------------------------------------------------------------------------------------------------

                                      IV-2

                                     ANNEX A

                             MORTGAGE LOAN SCHEDULE

                                    Annex A-1

         MORTGAGE    LOAN
LOAN       LOAN      GROUP                        LOAN /                                             PROPERTY
NUMBER    SELLER     NUMBER                   PROPERTY NAME                                          ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

   2        CGM         1     CGM AmeriCold Portfolio                         Various
  2.1                   1     Plover                                          1801 Highway 54
  2.2                   1     Salem                                           4095 Portland Road Northeast
  2.3                   1     Moses Lake                                      3245 Road N Northeast
  2.4                   1     Hermiston                                       78149 Westland Road
  2.5                   1     Tarboro                                         200 Sara Lee Road
  2.6                   1     Leesport                                        41 Orchard Lane
  2.7                   1     Atlanta Gateway                                 6150 Xavier Drive Southwest
  2.8                   1     Tomah                                           28063 Essex Avenue
  2.9                   1     Texarkana                                       3609 Genoa Road
 2.10                   1     Fremont                                         950 South Schneider Street
 2.11                   1     Burlington                                      301 South Walnut Street
 2.12                   1     Springdale Freezer                              1200 North Missouri Road
 2.13                   1     Marshall                                        3465 West Arrow Street
 2.14                   1     Charlotte North                                 1000 Exchange Street
 2.15                   1     Birmingham                                      600 West 25th Street
------------------------------------------------------------------------------------------------------------------------------------
   3        CGM         1     Greensboro Corporate Center                     8401 & 8405 Greensboro Drive
   7        CGM         1     Moreno Valley Mall                              22500 Town Circle
   8        CGM         1     3535 Market Street                              3535 Market Street
  13        CGM         1     Culver Center                                   Southwest corner of Overland Avenue & Venice Boulevard
  14        CGM         1     Crossroads Marketplace                          12945-13225 Peyton Drive
  16        CGM         1     City Crescent                                   10 South Howard Street
  24        CGM         1     Plaza at Puente Hills                           17877-18271 Gale Avenue
  27        CGM         1     Morgantown Crossing                             100 Crossing Boulevard
  31        CGM         1     Gateway at Burbank                              25-113 East Alameda Avenue
  32        CGM         1     Alderwood Plaza                                 18400 33rd Avenue West
  34        CGM         1     Plaza on the Boulevard                          8001-8037 West Florissant Road
  35        CGM         1     Blue Oaks Marketplace                           6815-6843 Lonetree Boulevard
  37        CGM         1     The Tower at Northside                          5670 Peachtree Dunwoody Road
  38        CGM         2     Forest Ridge Apartments                         2508 Forest Point Drive
  40        CGM         1     Martin Village                                  5400 East Martin Way
------------------------------------------------------------------------------------------------------------------------------------
  41        CGM         1     2, 4 & 6 Omni Way                               Various
 41.1                   1     2 Omni Way                                      2 Omni Way
 41.2                   1     4 Omni Way                                      4 Omni Way
 41.3                   1     6 Omni Way                                      6 Omni Way
------------------------------------------------------------------------------------------------------------------------------------
  43        CGM         2     Villa D'Este                                    5536 Lindley Avenue
  45        CGM         1     InfoUSA - Ralston, NE                           5711 South 86th Circle
  46        CGM         1     Gateway Plaza                                   13201-13297 Gateway Center Drive
  47        CGM         1     InfoUSA - Papillion, NE                         1020 East 1st Street
  49        CGM         1     698-700 Madison Avenue                          698-700 Madison Avenue
  52        CGM         1     Salishan Spa & Golf Resort                      7760 Highway 101 North
  54        CGM         1     Creekside Place                                 23600-23636 Valencia Boulevard
------------------------------------------------------------------------------------------------------------------------------------
  55        CGM         1     TownePlace Suites - Miami                       Various
 55.1                   1     TownePlace Suites - Miami Lakes                 8079 Northwest 154th Street
 55.2                   1     TownePlace Suites - Miami Airport West          10505-10525 Northwest 36th Street
------------------------------------------------------------------------------------------------------------------------------------
  58        CGM         1     Shaw's Plaza                                    15 Smithfield Avenue, 50 Ann Mary Street, 70 Powell
                                                                              Street, and 235 Collyer Street
  59        CGM         1     Hotel Indigo - Atlanta, GA                      683 Peachtree Street
  60        CGM         1     Bursca Business Park                            200-800 Bursca Drive
  61        CGM         1     Newport Marketplace                             353 Chatham Drive
  62        CGM         1     The Tides                                       331 Santa Monica Boulevard
  64        CGM         1     Medstar Building                                5565 Sterret Place
  65        CGM         2     Cottonwood Apartments                           4705 South 900 East
  69        CGM         1     Ventu Park                                      583 North Ventu-Park Road
  72        CGM         1     Doubletree Hotel - Miami, FL                    1717 North Bayshore Drive
  73        CGM         1     Top Foods - Puyallup, WA                        201 37th Avenue Southeast
  74        CGM         1     The Generations Network, Inc.                   360 & 466 West 4800 North
  81        CGM         1     Perryville Station                              5301 Pulaski Highway
  83        CGM         2     Hidden Lake Apartments                          1941 Hidden Lake Drive
  85        CGM         1     Hampton Inn - West Covina, CA                   3145 East Garvey Avenue North
  87        CGM         1     1556 20th Street                                1556 20th Street
  92        CGM         1     Northwest Medical Center                        1001 Broadway Avenue
  98        CGM         1     Route 20 Retail Annex                           263-293 McLean Boulevard
  99        CGM         1     Meadowview Lane Professional Center             2033 Meadowview Lane
  100       CGM         1     Bald Mountain                                   1375 South Lapeer Road
  102       CGM         1     City National Bank Data Center                  1801 West Olympic Boulevard
  103       CGM         1     Quality Inn & Suites - Dulles, VA               45515 Dulles Plaza
  104       CGM         2     Bower Hill III Apartments                       1170 Bower Hill Road
  106       CGM         1     2335 Alaska Avenue                              2335 Alaska Avenue
  107       CGM         1     Clocktower Shopping Center                      157-193 Glen Cove Road
  108       CGM         1     Dogwood Station Shopping Center                 2301-3275 North Rolling Road
  109       CGM         1     Crossroads Shopping Center                      6300 White Lane
  111       CGM         1     Cherokee Building I                             5500 Cherokee Avenue
  112       CGM         1     29 Orangewood Place                             3690 Orange Place Drive
  117       CGM         2     Beacon Hill and Back Bay Properties             9 Grove Street, 12 Hancock Street, 13 Anderson Street,
                                                                              14 South Russell Street, 20 Philips Street, 37 South
                                                                              Russell Street, 47 West Cedar Street, 77 Philips
                                                                              Street, 265 Clarendon Street
  121       CGM         1     Cherokee Building II                            5510 Cherokee Avenue
  123       CGM         1     Clark's Hill Corporate Center                   1 Clarks Hill
  125       CGM         1     Alverson Taylor Mortensen & Sanders Law Office  7401 West Charleston Boulevard
  126       CGM         1     Candle Lake Medical Plaza                       3524 North West 56th Street
  127       CGM         1     Northpoint Center                               4230-4354 Redondo Beach Boulevard and 17216-17270
                                                                              Hawthorne Boulevard
  128       CGM         1     Lowe's Home Improvement                         2600 North Main Street
  129       CGM         1     Yale New Haven Long Wharf Medical Center        150 Sargent Drive
  130       CGM         1     Ransley Square                                  11 Merritt Boulevard
  131       CGM         1     LA Fitness                                      8616 Cameron Street
  132       CGM         1     Kohls - Florence, SC                            3041 West Radio Drive
  137       CGM         2     North Tower Apartments                          7440 Sepulveda Boulevard
  138       CGM         1     Pismo Beach Office                              300 James Way
  142       CGM         1     880 Post Road East                              880 Post Road East
  143       CGM         1     Holiday Inn Express - Boone, NC                 1943 Blowing Rock Road
  145       CGM         1     Vanderbilt Plaza Shopping Center                126-180 Wheeler Road
------------------------------------------------------------------------------------------------------------------------------------
  147       CGM         1     Barclay's Portfolio                             Various
 147.1                  1     Barclay's Portfolio - Applebees                 31810 State Route 20
 147.2                  1     Barclay's Portfolio - Bartell Drugs             9600 15th Avenue Southwest
 147.3                  1     Barclay's Portfolio - Sterlings Bank            21601 East Country Vista Drive
 147.4                  1     Barclay's Portfolio - Jiffy Lube                515 91st Avenue Northeast
 147.5                  1     Barclay's Portfolio - Auto Zone                 511 91st Avenue Northeast
------------------------------------------------------------------------------------------------------------------------------------
  148       CGM         1     Fairfield Inn - Parsippany, NJ                  3535 Route 46
  149       CGM         1     Metro Plaza                                     1407 East West Highway
  150       CGM         2     Water Song Apartments                           11770 Westheimer Road
  151       CGM         1     Quality Inn - Norfolk Naval Station             8051 Hampton Boulevard
  152       CGM         2     The Oaks of McCandless                          1050 Nineteen North Drive
  153       CGM         1     Portsmouth Medical                              155 Borthwick Avenue
  154       CGM         1     Suburban Extended Stay Hotel - Pensacola, FL    3984 Barrancas Avenue
  158       CGM         1     TownePlace Suites - Mount Laurel, NJ            450 Century Pkwy
  161       CGM         1     Southwest Medical Associates, Inc.              2450 West Charleston Boulevard
  162       CGM         1     Cambridge Commons                               7920 Cambridge Commons Drive
  164       CGM         1     Mervyns at Crossroads Towne Center              4095 South Gilbert Road
  165       CGM         1     Palmdale Center                                 220-276 East Palmdale Boulevard
  167       CGM         2     The Lakes at Gig Harbor                         4420 146th Street Northwest
  169       CGM         1     2308 Broadway                                   2308 Broadway
  171       CGM         1     580 Howard Street                               580 Howard Street
  172       CGM         1     Bandera Trails Retail Center                    11830 East Bandera Road
  175       CGM         1     Country Inn & Suites - Manassas, VA             10810 Battleview Parkway
  177       CGM         1     Canton Medical                                  320 Hospital Road
  182       CGM         1     CVS Shopping Center                             1000-1016 Taylor Avenue
  185       CGM         1     Village on the Green                            555 Basse Road East
  189       CGM         1     Morristown Plaza                                22 Lafayette Avenue
  190       CGM         1     Cannery Mall                                    777 Northwest 9th Street
  191       CGM         1     Hampton Inn - Rocky Hill, CT                    20 Waterchase Drive
  195       CGM         1     Suburban Extended Stay Hotel - Gautier, MS      3491 Dolphin Drive
  197       CGM         1     La Quinta - Waldorf, MD                         11770 Business Park Drive
  198       CGM         1     Gander Mountain                                 3750 Flagg Lane
  212       CGM         1     Tyler Plaza                                     463646 State Road 200
  215       CGM         1     642 Westchester Avenue                          642 Westchester Avenue
  217       CGM         1     Midtown Business Center                         4374 Alexander Boulevard NE and 4320 & 4330 Yale
                                                                              Boulevard NE
  222       CGM         1     Home Design Center                              101-139 Northeast 91st Street
  225       CGM         1     American Association of Blood Banks             8101 Glenbrook Road
  227       CGM         1     Inn at Cannon Beach                             3215 South Hemlock Street
  228       CGM         1     Centennial Area Learning Center                 4203 Woodland Road
  230       CGM         1     Harbour View Commons                            5835 Harbour View Boulevard
  231       CGM         1     Northwoods Urology Medical Office               135 Vision Park Boulevard
  235       CGM         1     Comfort Inn & Suites - Overland Park, KS        7200 West 107th Street
  244       CGM         1     DeZavala Oaks Shopping Center                   5860 & 5886 DeZavala Road
  251       CGM         1     116-120 West Washington Street                  112-120 West Washington Street & 117 South Ashley
                                                                              Street
  253       CGM         1     Walgreens - Pearland, TX                        8430 Broadway Street
  258       CGM         1     Main & McFadden Shopping Center                 1015 South Main Street
  262       CGM         1     Walgreens - Portland, OR                        2829 North Lombard Street
  266       CGM         1     Golfsmith Golf Center                           4141 LBJ Freeway
  268       CGM         1     Quality Inn - Annapolis, MD                     1542 Whitehall Road
  272       CGM         1     Arlington Strip Mall 1                          1011 East Arkansas Lane
  273       CGM         1     Serino's Italian Foods                          931 Hyde Park Avenue
  282       CGM         1     Allstate Insurance Company - Pittsburgh, PA     1721 Cochran Road
  291       CGM         1     Acme Plaza Shopping Center II (Magnolia)        5 Dennis Road
  298       CGM         1     Arlington Strip Mall 2                          1101 East Arkansas Lane
  306       CGM         1     Rite Aid - Lancaster, NH                        177 Main Street

                                                                                                               CUT-OFF DATE
 LOAN                                                                                                            PRINCIPAL
NUMBER            CITY                    STATE                 ZIP CODE                     COUNTY               BALANCE
--------------------------------------------------------------------------------------------------------------------------------

   2     Various                         Various                 Various                 Various                  145,000,000.00
  2.1    Plover                             WI                    54467                  Portage
  2.2    Salem                              OR                    97301                  Marion
  2.3    Moses Lake                         WA                    98837                  Grant
  2.4    Hermiston                          OR                    97838                  Umatilla
  2.5    Tarboro                            NC                    27886                  Edgecomb
  2.6    Leesport                           PA                    19533                  Berks
  2.7    Atlanta                            GA                    30336                  Fulton
  2.8    Tomah                              WI                    54660                  Monroe
  2.9    Texarkana                          AR                    71854                  Miller
 2.10    Fremont                            NE                    68025                  Dodge
 2.11    Burlington                         WA                    98233                  Skagit
 2.12    Springdale                         AR                    72764                  Washington
 2.13    Marshall                           MO                    65340                  Saline
 2.14    Charlotte                          NC                    28208                  Mecklenburg
 2.15    Birmingham                         AL                    35204                  Jefferson
---------------------------------------------------------------------------------------------------------------------------------
   3     McLean                             VA                    22102                  Fairfax                  130,000,000.00
   7     Moreno Valley                      CA                    92553                  Riverside                 88,000,000.00
   8     Philadelphia                       PA                    19104                  Philadelphia              85,000,000.00
  13     Culver City                        CA                    90232                  Los Angeles               64,000,000.00
  14     Chino Hills                        CA                    91709                  San Bernardino            63,000,000.00
  16     Baltimore                          MD                    21201                  Baltimore City            57,750,000.00
  24     City of Industry                   CA                    91748                  Los Angeles               37,400,000.00
  27     Elverson                           PA                    19520                  Berks                     36,504,000.00
  31     Burbank                            CA                    91502                  Los Angeles               31,600,000.00
  32     Lynnwood                           WA                    98037                  Snohomish                 30,350,000.00
  34     Jennings                           MO                    63136                  Saint Louis               28,560,000.00
  35     Rocklin                            CA                    95765                  Placer                    28,500,000.00
  37     Atlanta                            GA                    30342                  Fulton                    26,945,000.00
  38     Arlington                          TX                    76006                  Tarrant                   26,775,000.00
  40     Lacey                              WA                    98516                  Thurston                  23,334,317.12
---------------------------------------------------------------------------------------------------------------------------------
  41     Chelmsford                         MA                    01824                  Middlesex                 23,050,000.00
 41.1    Chelmsford                         MA                    01824                  Middlesex
 41.2    Chelmsford                         MA                    01824                  Middlesex
 41.3    Chelmsford                         MA                    01824                  Middlesex
---------------------------------------------------------------------------------------------------------------------------------
  43     Encino                             CA                    91316                  Los Angeles               22,400,000.00
  45     Omaha                              NE                    68127                  Douglas                   20,794,000.00
  46     Gainsville                         VA                    20155                  Prince William            20,720,000.00
  47     Papillion                          NE                    68046                  Sarpy                     20,331,000.00
  49     New York                           NY                    10021                  New York                  20,000,000.00
  52     Gleneden Beach                     OR                    97388                  Lincoln                   19,750,000.00
  54     Santa Clarita                      CA                    91355                  Los Angeles               18,600,000.00
---------------------------------------------------------------------------------------------------------------------------------
  55     Various                            FL                   Various                 Miami-Dade                17,635,000.00
 55.1    Miami Lakes                        FL                    33016                  Miami-Dade
 55.2    Miami                              FL                    33178                  Miami-Dade
---------------------------------------------------------------------------------------------------------------------------------
  58     Pawtucket and Providence           RI                    02860                  Providence                17,265,000.00
  59     Atlanta                            GA                    30308                  Fulton                    17,250,000.00
  60     Bridgeville                        PA                    15017                  Allegheny                 17,000,000.00
  61     Newport News                       VA                    23602                  Newport News City         17,000,000.00
  62     Santa Monica                       CA                    90401                  Los Angeles               16,950,000.00
  64     Columbia                           MD                    21044                  Howard                    16,500,000.00
  65     Salt Lake City                     UT                    84117                  Salt Lake                 16,000,000.00
  69     Thousand Oaks (Newbury Park)       CA                    91320                  Ventura                   15,400,000.00
  72     Miami                              FL                    33132                  Miami-Dade                15,045,488.65
  73     Puyallup                           WA                    98374                  Pierce                    15,000,000.00
  74     Provo                              UT                    84604                  Utah                      14,420,000.00
  81     Perryville                         MD                    21903                  Cecil                     13,500,000.00
  83     Stow                               OH                    44224                  Summit                    13,400,000.00
  85     West Covina                        CA                    91791                  Los Angeles               13,210,752.55
  87     Santa Monica                       CA                    90404                  Los Angeles               12,700,000.00
  92     Seattle                            WA                    98122                  King              12,200,000 (Note 8)
  98     Paterson                           NJ                    07504                  Passaic                   11,268,496.32
  99     Kingsport                          TN                    37660                  Sullivan                  11,250,000.00
  100    Lake Orion                         MI                    48360                  Oakland                   11,000,000.00
  102    Los Angeles                        CA                    90006                  Los Angeles               10,988,273.58
  103    Dulles                             VA                    20166                  Loudoun                   10,979,387.70
  104    Pittsburgh                         PA                    15243                  Allegheny                 10,800,000.00
  106    El Segundo                         CA                    90245                  Los Angeles               10,729,406.04
  107    Carle Place                        NY                    11514                  Nassau                    10,700,000.00
  108    Baltimore                          MD                    21244                  Baltimore                 10,700,000.00
  109    Bakersfield                        CA                    93309                  Kern                      10,540,000.00
  111    Alexandria                         VA                    22312                  Fairfax                   10,150,000.00
  112    Beachwood                          OH                    44122                  Cuyahoga                  10,000,000.00
  117    Boston                             MA      02114; 02116 (265 Clarendon Street)  Suffolk                    9,969,440.67
  121    Alexandria                         VA                    22312                  Fairfax                    9,625,000.00
  123    Framingham                         MA                    01702                  Middlesex                  9,500,000.00
  125    Las Vegas                          NV                    89117                  Clark                      9,390,000.00
  126    Oklahoma City                      OK                    73112                  Oklahoma                   9,382,177.96
  127    Torrance                           CA                    90504                  Los Angeles                9,200,000.00
  128    High Point                         NC                    27265                  Guilford                   9,200,000.00
  129    New Haven                          CT                    06511                  New Haven                  9,000,000.00
  130    Fishkill                           NY                    12524                  Dutchess                   9,000,000.00
  131    Silver Spring                      MD                    20910                  Montgomery                 9,000,000.00
  132    Florence                           SC                    29501                  Florence                   9,000,000.00
  137    Van Nuys                           CA                    91405                  Los Angeles                8,553,313.08
  138    Pismo Beach                        CA                    93449                  San Luis Obispo            8,500,000.00
  142    Westport                           CT                    06880                  Fairfield                  8,370,000.00
  143    Boone                              NC                    28607                  Watauga                    8,291,367.12
  145    Central Islip                      NY                    11722                  Suffolk                    8,200,000.00
---------------------------------------------------------------------------------------------------------------------------------
  147    Various                            WA                   Various                 Various                    8,100,000.00
 147.1   Oak Harbor                         WA                    98277                  Island
 147.2   Seattle                            WA                    98106                  King
 147.3   Liberty Lake                       WA                    99019                  Spokane
 147.4   Lake Stevens                       WA                    98258                  Snohomish
 147.5   Lake Stevens                       WA                    98258                  Snohomish
---------------------------------------------------------------------------------------------------------------------------------
  148    Parsippany                         NJ                    07054                  Morris                     8,100,000.00
  149    Silver Spring                      MD                    20910                  Montgomery                 8,091,000.00
  150    Houston                            TX                    77077                  Harris                     8,070,000.00
  151    Norfolk                            VA                    23505                  Norfolk City               8,061,735.76
  152    Pittsburgh                         PA                    15237                  Allegheny                  8,000,000.00
  153    Portsmouth                         NH                    03801                  Rockingham                 8,000,000.00
  154    Pensacola                          FL                    32507                  Escambia                   7,988,241.12
  158    Mount Laurel                       NJ                    08054                  Burlington                 7,835,000.00
  161    Las Vegas                          NV                    89102                  Clark                      7,784,605.49
  162    Charlotte                          NC                    28215                  Mecklenburg                7,663,000.00
  164    Gilbert                            AZ                    85296                  Maricopa                   7,560,000.00
  165    Palmdale                           CA                    93550                  Los Angeles                7,500,000.00
  167    Gig Harbor                         WA                    98332                  Pierce                     7,400,000.00
  169    Santa Monica                       CA                    90404                  Los Angeles                7,350,000.00
  171    San Francisco                      CA                    94105                  San Francisco              7,200,000.00
  172    San Antonio                        TX                    78023                  Bexar                      7,200,000.00
  175    Manassas                           VA                    20109                  Prince William             6,850,000.00
  177    Canton                             GA                    30114                  Cherokee                   6,695,000.00
  182    Towson                             MD                    21286                  Baltimore                  6,465,490.39
  185    San Antonio                        TX                    78209                  Bexar                      6,200,000.00
  189    Morristown                         NJ                    07960                  Morris                     6,088,972.34
  190    Corvallis                          OR                    97330                  Benton                     6,000,000.00
  191    Rocky Hill                         CT                    06067                  Hartford                   6,000,000.00
  195    Gautier                            MS                    39553                  Jackson                    5,991,167.31
  197    Waldorf                            MD                    20601                  Charles                    5,988,781.85
  198    Lake Mary                          FL                    32746                  Seminole                   5,988,199.33
  212    Yulee                              FL                    32097                  Nassau                     5,260,000.00
  215    Bronx                              NY                    10455                  Bronx                      5,121,080.56
  217    Albuquerque                        NM                    87107                  Bernalillo                 5,000,000.00
  222    Kansas City                        MO                    64155                  Clay                       4,850,000.00
  225    Bethesda                           MD                    20814                  Montgomery                 4,600,000.00
  227    Cannon Beach                       OR                    97110                  Clatsop                    4,550,000.00
  228    Circle Pines                       MN                    55014                  Anoka                      4,500,000.00
  230    Suffolk                            VA                    23435                  Suffolk City               4,400,000.00
  231    Shenandoah                         TX                    77384                  Montgomery                 4,400,000.00
  235    Overland Park                      KS                    66212                  Johnson                    4,291,753.34
  244    San Antonio                        TX                    78249                  Bexar             3,865,713.67 (Note 9)
  251    Ann Arbor                          MI                    48104                  Washtenaw                  3,635,946.48
  253    Pearland                           TX                    77581                  Brazoria                   3,596,198.39
  258    Santa Ana                          CA                    92701                  Orange                     3,400,000.00
  262    Portland                           OR                    97217                  Multnomah                  3,300,000.00
  266    Farmers Branch                     TX                    75287                  Dallas                     3,160,000.00
  268    Annapolis                          MD                    21409                  Anne Arundel               3,078,474.38
  272    Arlington                          TX                    76010                  Tarrant                    2,697,702.53
  273    Hyde Park                          MA                    02136                  Suffolk                    2,597,826.40
  282    Pittsburgh                         PA                    15220                  Allegheny                  2,400,000.00
  291    Cape May Court House               NJ                    08210                  Cape May                   2,250,000.00
  298    Arlington                          TX                    76010                  Tarrant                    1,868,377.32
  306    Lancaster                          NH                    03584                  Coos                       1,520,000.00

           CROSS
         COLLATER-
          ALIZED
         (MORTGAGE                      MASTER                                                   ADDITIONAL
 LOAN      LOAN                       SERVICING    ARD LOAN                                     INTEREST RATE
NUMBER    GROUP)      MORTGAGE RATE    FEE RATE    (YES/NO)?    ARD                               AFTER ARD
------------------------------------------------------------------------------------------------------------------------------------

   2       No            5.4640%       0.0200%       No
  2.1
  2.2
  2.3
  2.4
  2.5
  2.6
  2.7
  2.8
  2.9
 2.10
 2.11
 2.12
 2.13
 2.14
 2.15
------------------------------------------------------------------------------------------------------------------------------------
   3       No            6.0000%       0.0200%       No
   7       No            5.9570%       0.0200%       No
   8       No            5.4350%       0.0200%       No
  13       No            5.5800%       0.0200%       No
  14       No            5.4300%       0.0200%       No
  16       No            6.1500%       0.0200%       No
  24       No            5.8200%       0.0200%       No
  27       No            6.1540%       0.0200%       No
  31       No            5.5600%       0.0200%      Yes       05/06/17     Greater of (i) 5% plus initial interest rate or (ii) 5%
                                                                                             plus Treasury Rate
  32       No            5.5200%       0.0400%       No
  34       No            5.9200%       0.0200%       No
  35       No            5.8150%       0.0200%       No
  37       No            6.0150%       0.0200%       No
  38       No            5.8000%       0.0500%       No
  40       No            5.7000%       0.0200%       No
------------------------------------------------------------------------------------------------------------------------------------
  41       No            5.7179%       0.0200%       No
 41.1
 41.2
 41.3
------------------------------------------------------------------------------------------------------------------------------------
  43       No            5.5200%       0.0200%       No
  45       No            6.0820%       0.0200%      Yes       06/06/17                2% plus initial interest rate
  46       No            5.8800%       0.0200%       No
  47       No            6.0820%       0.0200%      Yes       06/06/17                2% plus initial interest rate
  49       No            5.6800%       0.0200%       No
  52       No            5.7300%       0.0400%       No
  54       No            5.4600%       0.0200%       No
------------------------------------------------------------------------------------------------------------------------------------
  55       No            6.1360%       0.0200%       No
 55.1
 55.2
------------------------------------------------------------------------------------------------------------------------------------
  58       No            5.6440%       0.0200%       No
  59       No            5.9800%       0.0200%       No
  60       No            5.7700%       0.0600%      Yes       05/06/17   Greater of (i) 2.5% plus initial interest rate or (ii) 3.5%
                                                                                            plus annualized yield
  61       No            5.8200%       0.0200%       No
  62       No            5.4000%       0.0200%       No
  64       No            5.5600%       0.0500%       No
  65       No            5.6525%       0.0200%       No
  69       No            5.6540%       0.0200%       No
  72       No            6.1700%       0.0200%       No
  73       No            5.7500%       0.0500%       No
  74       No            5.7050%       0.0200%      Yes       02/06/17     Greater of (i) 2% plus initial interest rate or (ii) 3%
                                                                                            plus annualized yield
  81       No            5.9800%       0.0200%       No
  83       No            5.7800%       0.0200%       No
  85       No            5.7900%       0.0600%       No
  87       No            5.5550%       0.0700%       No
  92       No       5.8915% (Note 8)   0.0200%       No
  98       No            6.0775%       0.0200%       No
  99       No            5.8100%       0.0200%       No
  100      No            5.7000%       0.0200%       No
  102      No            5.6400%       0.0200%       No
  103      No            5.8900%       0.0400%       No
  104      No            5.8900%       0.0700%       No
  106      No            5.7900%       0.0200%       No
  107      No            5.5400%       0.0300%       No
  108      No            5.6300%       0.0200%       No
  109      No            5.8200%       0.0550%       No
  111      No            5.5600%       0.0500%       No
  112      No            5.9750%       0.0700%       No
  117      No            5.6400%       0.0200%       No
  121      No            5.5600%       0.0500%       No
  123      No            5.8700%       0.0200%       No
  125      No            5.7670%       0.0400%       No
  126      No            5.8370%       0.0200%      Yes       05/06/17     Greater of (i) 2% plus initial interest rate or (ii) 3%
                                                                                            plus annualized yield
  127      No            5.7800%       0.0500%       No
  128      No            5.6400%       0.0500%       No
  129      No            5.4600%       0.0200%       No
  130      No            5.4850%       0.0200%       No
  131      No            5.8050%       0.0200%       No
  132      No            5.4900%       0.0500%       No
  137      No            5.5960%       0.0200%       No
  138      No            5.6100%       0.0200%       No
  142      No            5.5450%       0.0200%       No
  143      No            5.7700%       0.0500%       No
  145      No            5.6360%       0.0200%       No
------------------------------------------------------------------------------------------------------------------------------------
  147      No            5.6400%       0.0600%       No
 147.1
 147.2
 147.3
 147.4
 147.5
---------------------------------------------------------------------------------------------------------------------------------
  148      No            5.8000%       0.0700%       No
  149      No            5.9800%       0.0200%       No
  150      No            5.2250%       0.0200%       No
  151      No            5.9300%       0.0200%       No
  152      No            5.7300%       0.0200%       No
  153      No            5.7260%       0.0200%       No
  154      No            5.8800%       0.0500%       No
  158      No            6.1360%       0.0200%       No
  161      No            5.6540%       0.0200%       No
  162      No            5.7250%       0.0200%       No
  164      No            5.6500%       0.0200%       No
  165      No            5.5950%       0.0200%       No
  167      No            5.8020%       0.0400%       No
  169      No            5.8000%       0.0700%       No
  171      No            5.5430%       0.0200%       No
  172      No            5.4700%       0.0200%       No
  175      No            6.4050%       0.0500%       No
  177      No            5.9420%       0.0200%       No
  182      No            5.7150%       0.0200%       No
  185      No            5.5150%       0.0200%       No
  189      No            5.9600%       0.0500%       No
  190      No            5.8000%       0.0600%       No
  191      No            6.0300%       0.0200%      Yes       02/06/17     Greater of (i) 2% plus initial interest rate or (ii) 3%
                                                                                            plus annualized yield
  195      No            5.8700%       0.0500%       No
  197      No            5.9000%       0.0600%       No
  198      No            5.6700%       0.0700%       No
  212      No            5.7020%       0.0600%       No
  215      No            5.8570%       0.0200%       No
  217      No            5.8100%       0.0400%       No
  222      No            5.6700%       0.0200%       No
  225      No            5.5300%       0.0200%       No
  227      No            5.6300%       0.0200%       No
  228      No            5.8000%       0.0200%      Yes       04/06/17     Greater of (i) 2% plus initial interest rate or (ii) 3%
                                                                                            plus annualized yield
  230      No            5.6050%       0.0500%       No
  231      No            6.3460%       0.0200%       No
  235      No            5.7850%       0.0200%       No
  244      No       6.1280% (Note 9)   0.0200%       No
  251      No            5.7900%       0.0200%       No
  253      No            5.6900%       0.0200%       No
  258      No            5.8420%       0.0500%       No
  262      No            5.7000%       0.0500%       No
  266      No            5.7300%       0.0200%       No
  268      No            5.9240%       0.0600%       No
  272      No            6.8100%       0.0200%       No
  273      No            6.9000%       0.0200%       No
  282      No            5.9070%       0.0700%       No
  291      No            5.7650%       0.0200%       No
  298      No            6.7100%       0.0200%       No
  306      No            5.7800%       0.0500%       No

          INTEREST
          RESERVE
          MORTGAGE                                                STATED         PERIODIC PAYMENT ON
 LOAN      LOAN            LOAN                 GRACE            MATURITY        FIRST DUE DATE AFTER
NUMBER   (YES/NO)?         TYPE                 PERIOD             DATE                CLOSING
------------------------------------------------------------------------------------------------------

   2         No         Interest Only             0              01/01/14                  682,241.11
  2.1
  2.2
  2.3
  2.4
  2.5
  2.6
  2.7
  2.8
  2.9
 2.10
 2.11
 2.12
 2.13
 2.14
 2.15
------------------------------------------------------------------------------------------------------
   3         No       Partial IO/Balloon          0              06/06/17                  671,666.67
   7         No       Partial IO/Balloon          2              09/06/13         451,408.22 (Note 11)
   8         No       Partial IO/Balloon          0              06/06/14                  397,811.81
  13         No         Interest Only             0              05/06/17                  307,520.00
  14         No         Interest Only             0              04/06/17                  294,577.50
  16         No         Interest Only             0              07/06/12                  305,834.38
  24         No         Interest Only             0              06/06/17                  187,436.33
  27         No         Interest Only             0              06/06/17                  193,444.84
  31         No       Interest Only/ARD           0              05/06/37                  151,293.78
  32         No       Partial IO/Balloon          0              04/06/17                  144,263.67
  34         No       Partial IO/Balloon          0              06/06/17                  145,592.53
  35         No       Partial IO/Balloon          0              04/06/16                  142,709.79
  37         No       Partial IO/Balloon          0              04/06/17                  139,563.87
  38         No         Interest Only             0              04/06/17                  133,726.25
  40         No            Balloon                0              05/06/17                  135,697.62
------------------------------------------------------------------------------------------------------
  41         No       Partial IO/Balloon          0              01/06/14                  113,491.65
 41.1
 41.2
 41.3
------------------------------------------------------------------------------------------------------
  43         No       Partial IO/Balloon          0              06/06/15                  106,474.67
  45         No         Partial IO/ARD            0              06/06/37                  108,903.95
  46         No         Interest Only             0              04/06/17                  104,912.27
  47         No         Partial IO/ARD            0              06/06/37                  106,479.09
  49         No         Interest Only             0              03/06/17                   97,822.22
  52         No       Partial IO/Balloon          0              04/06/17                   97,449.79
  54         No         Interest Only             0              05/06/17                   87,451.00
------------------------------------------------------------------------------------------------------
  55         No       Partial IO/Balloon          0              06/06/17                   93,179.42
 55.1
 55.2
------------------------------------------------------------------------------------------------------
  58         No       Partial IO/Balloon          0              03/06/17                   83,909.82
  59         No       Partial IO/Balloon          0              06/06/17                   88,827.92
  60         No       Interest Only/ARD           0              05/06/22                   84,466.39
  61         No       Partial IO/Balloon          0              05/06/17                   85,198.33
  62         No         Interest Only             0              05/06/17                   78,817.50
  64         No       Partial IO/Balloon          0              04/06/17                   78,998.33
  65         No       Partial IO/Balloon          0              04/06/17                   77,878.89
  69         No         Interest Only             0              03/06/17                   74,978.32
  72         No            Balloon                0              06/06/17                   91,944.85
  73         No       Partial IO/Balloon          0              07/06/17                   74,270.83
  74         No         Partial IO/ARD            0              02/06/37                   70,840.25
  81         No         Interest Only             0              04/06/17                   69,517.50
  83         No       Partial IO/Balloon          0              03/06/17                   66,694.78
  85         No            Balloon                0              04/06/17                   77,660.42
  87         No         Interest Only             0              04/06/17                   60,750.10
  92         No       Partial IO/Balloon          0              03/06/14           72,296.31 (Note 8)
  98         No            Balloon                0              04/06/22                   68,313.27
  99         No       Partial IO/Balloon          0              06/06/17                   56,284.38
  100        No       Partial IO/Balloon          0              06/06/17                   53,991.67
  102        No            Balloon                0              06/06/17                   63,426.42
  103        No            Balloon                0              05/06/17                   65,174.65
  104        No         Interest Only             0              03/06/17                   54,777.00
  106        No            Balloon                0              05/06/17                   63,007.51
  107        No       Partial IO/Balloon          0              06/06/17                   51,044.94
  108        No       Partial IO/Balloon          0              02/06/17                   51,874.19
  109        No         Interest Only             0              02/06/17                   52,822.97
  111        No       Partial IO/Balloon          0              04/06/17                   48,595.94
  112        No       Partial IO/Balloon          0              07/06/17                   51,451.39
  117        No            Balloon                0              04/06/17                   57,660.38
  121        No       Partial IO/Balloon          0              04/06/17                   46,082.36
  123        No       Partial IO/Balloon          0              03/06/17                   48,019.86
  125        No       Partial IO/Balloon          0              06/06/17                   46,631.00
  126        No              ARD                  0              05/06/37                   55,376.47
  127        No       Partial IO/Balloon          0              05/06/17                   45,790.44
  128        No         Interest Only             0              04/06/17                   44,681.33
  129        No       Partial IO/Balloon          0              05/06/17                   42,315.00
  130        No       Partial IO/Balloon          0              03/06/17                   42,508.75
  131        No       Partial IO/Balloon          0              05/06/17                   44,988.75
  132        No       Partial IO/Balloon          0              06/06/17                   42,547.50
  137        No            Balloon                0              02/06/17                   49,349.10
  138        No       Partial IO/Balloon          0              04/06/17                   41,062.08
  142        No       Partial IO/Balloon          0              04/06/17                   39,965.59
  143        No            Balloon                0              06/06/17                   48,542.05
  145        No       Partial IO/Balloon          0              05/06/17                   39,796.42
------------------------------------------------------------------------------------------------------
  147        No       Partial IO/Balloon          0              04/06/17                   39,339.00
 147.1
 147.2
 147.3
 147.4
 147.5
------------------------------------------------------------------------------------------------------
  148        No       Partial IO/Balloon          0              04/06/12                   40,455.00
  149        No         Interest Only             0              06/06/17                   41,664.16
  150        No       Partial IO/Balloon          0              03/06/17                   36,309.40
  151        No            Balloon                0              04/06/17                   51,816.77
  152        No       Partial IO/Balloon          0              03/06/17                   39,473.33
  153        No       Partial IO/Balloon          0              06/06/17                   39,445.78
  154        No            Balloon                0              06/06/17                   50,958.88
  158        No       Partial IO/Balloon          0              06/06/17                   41,398.40
  161        No            Balloon                0              05/06/17                   45,044.12
  162        No         Interest Only             0              05/06/17                   37,777.53
  164        No       Partial IO/Balloon          0              06/06/17                   36,781.50
  165        No       Partial IO/Balloon          0              04/06/17                   36,134.38
  167        No         Interest Only             0              04/06/17                   36,971.63
  169        No         Interest Only             0              02/06/17                   36,709.17
  171        No         Interest Only             0              05/06/17                   34,366.60
  172        No       Partial IO/Balloon          0              03/06/17                   33,914.00
  175        No            Balloon                0              07/06/17                   42,869.58
  177        No       Partial IO/Balloon          0              06/06/17                   34,256.46
  182        No            Balloon                0              02/06/17                   37,787.84
  185        No       Partial IO/Balloon          0              04/06/17                   29,443.97
  189        No            Balloon                0              02/06/17                   36,535.25
  190        No       Partial IO/Balloon          0              04/06/17                   29,966.67
  191        No         Partial IO/ARD            0              02/06/37                   31,155.00
  195        No            Balloon                0              06/06/17                   38,182.69
  197        No            Balloon                0              05/06/17                   35,588.19
  198        No            Balloon                0              05/06/17                   34,710.04
  212        No       Partial IO/Balloon          0              04/06/17                   25,826.89
  215        No            Balloon                0              03/06/17                   32,732.81
  217        No       Partial IO/Balloon          0              06/06/17                   25,015.28
  222        No       Partial IO/Balloon          0              04/06/17                   23,680.13
  225        No            Balloon                0              07/06/17                   26,204.94
  227        No       Partial IO/Balloon          0              05/06/17                   22,058.65
  228        No         Partial IO/ARD            0              04/06/37                   22,475.00
  230        No            Balloon                0              07/06/17                   25,273.35
  231        No            Balloon                0              07/06/17                   27,366.87
  235        No            Balloon                0              05/06/17                   25,189.32
  244        No            Balloon                0              09/06/16           23,704.38 (Note 9)
  251        No            Balloon                0              03/06/17                   21,393.25
  253        No            Balloon                0              06/06/17                   20,871.61
  258        No       Partial IO/Balloon          0              04/06/17                   17,104.08
  262        No       Partial IO/Balloon          0              04/06/17                   16,197.50
  266        No       Partial IO/Balloon          0              02/06/17                   15,591.97
  268        No            Balloon                0              05/06/17                   19,746.42
  272        No            Balloon                0              06/06/17                   17,619.97
  273        No            Balloon                0              06/06/17                   17,123.60
  282        No       Partial IO/Balloon          0              04/06/17                   12,207.80
  291        No       Partial IO/Balloon          0              04/06/16                   11,169.69
  298        No            Balloon                0              06/06/17                   12,079.10
  306        No       Partial IO/Balloon          0              04/06/17                    7,565.38

          ORIGINAL     REMAINING      STATED              STATED
          TERM TO       TERM TO      ORIGINAL           REMAINING
         MATURITY /    MATURITY /  AMORTIZATION        AMORTIZATION         DEFEASANCE
 LOAN       ARD           ARD          TERM                TERM               LOAN                     BORROWER'S
NUMBER    (MONTHS)     (MONTHS)      (MONTHS)            (MONTHS)           (YES/NO)?                   INTEREST
---------------------------------------------------------------------------------------------------------------------------

   2         84            78      Interest Only       Interest Only           Yes                     Fee Simple
  2.1                                                                                                  Fee Simple
  2.2                                                                                                  Fee Simple
  2.3                                                                                                  Fee Simple
  2.4                                                                                                  Fee Simple
  2.5                                                                                                  Fee Simple
  2.6                                                                                                  Fee Simple
  2.7                                                                                                  Fee Simple
  2.8                                                                                                  Fee Simple
  2.9                                                                                                  Fee Simple
 2.10                                                                                                  Fee Simple
 2.11                                                                                                  Fee Simple
 2.12                                                                                                  Fee Simple
 2.13                                                                                                  Fee Simple
 2.14                                                                                                  Fee Simple
 2.15                                                                                                  Fee Simple
---------------------------------------------------------------------------------------------------------------------------
   3         120           119          360                 360                Yes                     Fee Simple
   7         84            74           360                 360                Yes                     Fee Simple
   8         84            83           360                 360                Yes                     Fee Simple
  13         120           118     Interest Only       Interest Only           Yes                     Fee Simple
  14         120           117     Interest Only       Interest Only           Yes                     Fee Simple
  16         60            60      Interest Only       Interest Only           Yes                     Fee Simple
  24         120           119     Interest Only       Interest Only           Yes                     Fee Simple
  27         120           119     Interest Only       Interest Only           Yes                     Fee Simple
  31         120           118     Interest Only       Interest Only           Yes                     Fee Simple
  32         120           117          360                 360                Yes                     Fee Simple
  34         120           119          360                 360                Yes                     Fee Simple
  35         120           105          360                 360                Yes                     Fee Simple
  37         120           117          360                 360                Yes                     Leasehold
  38         120           117     Interest Only       Interest Only       Yes (Note 2)                Fee Simple
  40         120           118          360                 358                Yes                     Fee Simple
---------------------------------------------------------------------------------------------------------------------------
  41         84            78           360                 360                Yes                     Fee Simple
 41.1                                                                                                  Fee Simple
 41.2                                                                                                  Fee Simple
 41.3                                                                                                  Fee Simple
---------------------------------------------------------------------------------------------------------------------------
  43         120           95           360                 360                Yes                     Fee Simple
  45         120           119          360                 360                 No                     Fee Simple
  46         120           117     Interest Only       Interest Only           Yes                     Fee Simple
  47         120           119          360                 360                 No                     Fee Simple
  49         120           116     Interest Only       Interest Only           Yes                     Leasehold
  52         120           117          360                 360                 No                     Fee Simple
  54         120           118     Interest Only       Interest Only           Yes                     Fee Simple
---------------------------------------------------------------------------------------------------------------------------
  55         120           119          360                 360                Yes                     Fee Simple
 55.1                                                                                                  Fee Simple
 55.2                                                                                                  Fee Simple
---------------------------------------------------------------------------------------------------------------------------
  58         120           116          360                 360                Yes                     Fee Simple
  59         120           119          360                 360                Yes                     Fee Simple
  60         120           118     Interest Only       Interest Only           Yes                     Fee Simple
  61         120           118          360                 360                Yes                     Fee Simple
  62         120           118     Interest Only       Interest Only           Yes                     Fee Simple
  64         120           117          360                 360                Yes                     Fee Simple
  65         120           117          360                 360                Yes                     Fee Simple
  69         120           116     Interest Only       Interest Only           Yes                     Fee Simple
  72         120           119          360                 359                Yes                     Fee Simple
  73         120           120          360                 360                Yes                     Fee Simple
  74         120           115          360                 360                Yes                     Fee Simple
  81         120           117     Interest Only       Interest Only           Yes                     Fee Simple
  83         120           116          360                 360                Yes                     Fee Simple
  85         120           117          360                 357                Yes                     Fee Simple
  87         120           117     Interest Only       Interest Only           Yes                     Fee Simple
  92         96            80           360                 360                Yes                     Fee Simple
  98         180           177          360                 357                Yes                     Fee Simple
  99         120           119          360                 360                Yes                     Fee Simple
  100        120           119          360                 360                 No                     Fee Simple
  102        120           119          360                 359                Yes                     Fee Simple
  103        120           118          360                 358                Yes                     Fee Simple
  104        120           116     Interest Only       Interest Only           Yes                     Fee Simple
  106        120           118          360                 358                Yes                     Fee Simple
  107        120           119          360                 360                Yes                     Fee Simple
  108        120           115          360                 360                Yes                     Fee Simple
  109        120           115     Interest Only       Interest Only           Yes                     Fee Simple
  111        120           117          360                 360                Yes                     Fee Simple
  112        120           120          360                 360                 No                     Fee Simple
  117        120           117          360                 357                Yes                     Fee Simple
  121        120           117          360                 360                Yes                     Fee Simple
  123        120           116          360                 360                Yes                     Fee Simple
  125        120           119          360                 360                Yes                     Fee Simple
  126        120           118          360                 358                Yes                     Fee Simple
  127        120           118          360                 360                Yes                     Fee Simple
  128        120           117     Interest Only       Interest Only           Yes                     Fee Simple
  129        120           118          360                 360                Yes                     Fee Simple
  130        120           116          360                 360                Yes                     Fee Simple
  131        120           118          360                 360                Yes                     Leasehold
  132        120           119          360                 360                Yes                     Fee Simple
  137        120           115          360                 355                Yes                     Fee Simple
  138        120           117          360                 360                Yes                     Fee Simple
  142        120           117          360                 360                Yes                     Fee Simple
  143        120           119          360                 359                 No                     Fee Simple
  145        120           118          360                 360                Yes                     Fee Simple
---------------------------------------------------------------------------------------------------------------------------
  147        120           117          360                 360                Yes                     Fee Simple
 147.1                                                                                                 Fee Simple
 147.2                                                                                                 Fee Simple
 147.3                                                                                                 Fee Simple
 147.4                                                                                                 Fee Simple
 147.5                                                                                                 Fee Simple
---------------------------------------------------------------------------------------------------------------------------
  148        60            57           360                 360                Yes                     Fee Simple
  149        120           119     Interest Only       Interest Only           Yes                     Fee Simple
  150        120           116          360                 360                Yes                     Fee Simple
  151        120           117          300                 297                 No                     Fee Simple
  152        120           116          360                 360                 No                     Fee Simple
  153        120           119          360                 360                Yes                     Fee Simple
  154        120           119          300                 299                Yes                     Fee Simple
  158        120           119          360                 360                Yes                     Fee Simple
  161        120           118          360                 358                 No                     Fee Simple
  162        120           118     Interest Only       Interest Only           Yes                     Fee Simple
  164        120           119          360                 360                Yes                     Leasehold
  165        120           117          360                 360                Yes                     Fee Simple
  167        120           117     Interest Only       Interest Only           Yes                     Fee Simple
  169        120           115     Interest Only       Interest Only           Yes                     Fee Simple
  171        120           118     Interest Only       Interest Only            No                     Fee Simple
  172        120           116          360                 360                Yes                     Fee Simple
  175        120           120          360                 360                Yes                     Fee Simple
  177        120           119          360                 360                Yes                     Fee Simple
  182        120           115          360                 355                Yes                     Fee Simple
  185        120           117          360                 360                Yes                     Fee Simple
  189        120           115          360                 355                Yes                     Fee Simple
  190        120           117          360                 360                Yes                     Fee Simple
  191        120           115          360                 360                Yes                     Fee Simple
  195        120           119          300                 299                Yes                     Fee Simple
  197        120           118          360                 358                Yes                     Fee Simple
  198        120           118          360                 358                 No                     Fee Simple
  212        120           117          360                 360                Yes                     Fee Simple
  215        120           116          300                 296                Yes                     Leasehold
  217        120           119          360                 360                 No                     Fee Simple
  222        120           117          360                 360                Yes                     Fee Simple
  225        120           120          360                 360                Yes                     Leasehold
  227        120           118          360                 360                 No                     Fee Simple
  228        120           117          360                 360                Yes                     Fee Simple
  230        120           120          360                 360                Yes                     Fee Simple
  231        120           120          360                 360                Yes                     Fee Simple
  235        120           118          360                 358                Yes                     Fee Simple
  244        120           110          360                 350                Yes                     Fee Simple
  251        120           116          360                 356                 No                     Fee Simple
  253        120           119          360                 359                Yes                     Fee Simple
  258        120           117          360                 360                 No                     Fee Simple
  262        120           117          360                 360                Yes                     Fee Simple
  266        120           115          360                 360                Yes                     Fee Simple
  268        120           118          300                 298                Yes                     Fee Simple
  272        120           119          360                 359                Yes                     Fee Simple
  273        120           119          360                 359                Yes                     Fee Simple
  282        120           117          360                 360                Yes                     Fee Simple
  291        120           105          360                 360                Yes           Fee in Part, Leasehold in Part
  298        120           119          360                 359                Yes                     Fee Simple
  306        120           117          360                 360                Yes                     Fee Simple

                                                                                             ESCROWED
                                                                                             REPLACE-          ESCROWED
                                                                      ESCROWED                 MENT          REPLACEMENT
                                                                      ANNUAL      ESCROWED   RESERVES          RESERVES
 LOAN                     PROPERTY            LOCKBOX               REAL ESTATE    ANNUAL     INITIAL          CURRENT
NUMBER   PROPERTY SIZE   SIZE TYPE           (YES/NO)?                 TAXES     INSURANCE    DEPOSIT       ANNUAL DEPOSIT
-----------------------------------------------------------------------------------------------------------------------------

   2         4,193,824       SF                   Yes                    No          No             0                       0
  2.1          478,467       SF
  2.2          669,650       SF
  2.3          370,783       SF
  2.4          221,330       SF
  2.5          181,106       SF
  2.6          218,540       SF
  2.7          601,617       SF
  2.8          186,100       SF
  2.9          177,622       SF
 2.10          110,405       SF
 2.11          225,843       SF
 2.12          232,956       SF
 2.13          191,220       SF
 2.14          211,784       SF
 2.15          116,401       SF
-----------------------------------------------------------------------------------------------------------------------------
   3           439,211       SF                   Yes                   Yes         Yes             0                  87,842
   7           472,844       SF                   Yes                    No          No             0                       0
   8           435,358       SF                   Yes                   Yes          No             0                  87,072
  13           216,578       SF                   Yes                   Yes         Yes             0                  32,535
  14           239,912       SF                    No                   Yes         Yes             0                  35,867
  16           270,369       SF                   Yes                   Yes         Yes             0                       0
  24           177,933       SF                   Yes                    No          No             0                       0
  27           420,610       SF                    No                    No          No             0                       0
  31            74,391       SF                   Yes                   Yes         Yes             0                  11,160
  32           178,734       SF                   Yes                   Yes          No             0                       0
  34           151,198       SF                    No                   Yes          No             0                       0
  35            83,394       SF                   Yes                   Yes         Yes             0                  12,353
  37           149,964       SF                   Yes                   Yes         Yes             0                  14,997
  38               660     Units                   No                   Yes         Yes             0                 148,500
  40           121,172       SF                   Yes                   Yes          No             0                  18,176
-----------------------------------------------------------------------------------------------------------------------------
  41           215,288       SF                   Yes                    No          No       155,000                       0
 41.1           82,228       SF
 41.2           81,760       SF
 41.3           51,300       SF
-----------------------------------------------------------------------------------------------------------------------------
  43               129     Units                   No                   Yes          No             0                  32,250
  45           181,372       SF                   Yes                    No          No             0                  29,020
  46            88,592       SF                    No                   Yes          No             0                       0
  47           176,000       SF                   Yes                    No          No             0                  26,400
  49            16,000       SF                    No                    No          No             0                       0
  52               205     Rooms                   No                   Yes          No             0                 384,267
  54            41,050       SF                   Yes                   Yes         Yes             0                   9,072
-----------------------------------------------------------------------------------------------------------------------------
  55               190     Rooms                  Yes                   Yes         Yes             0                 291,336
 55.1               95     Rooms
 55.2               95     Rooms
-----------------------------------------------------------------------------------------------------------------------------
  58           121,660       SF                    No                   Yes          No             0                  17,439
  59               140     Rooms                  Yes                   Yes         Yes             0                 206,018
  60           201,565       SF                   Yes                    No          No             0                       0
  61           125,480       SF                   Yes                   Yes         Yes             0                  18,800
  62            36,535       SF                   Yes                    No          No             0                   2,534
  64           109,887       SF                   Yes                   Yes          No             0                  21,977
  65               264     Units                  Yes                   Yes         Yes       1,140,518                     0
  69            64,568       SF                    No                   Yes          No             0                  12,000
  72               152     Rooms                   No                   Yes          No             0                 244,434
  73            76,461       SF                    No                    No          No             0                       0
  74           119,161       SF                   Yes                    No          No             0                  23,832
  81            56,073       SF                    No                   Yes         Yes             0                   5,607
  83               258     Units                   No                   Yes          No             0                  64,500
  85               130     Rooms                  Yes                   Yes         Yes             0                  62,344
  87            24,977       SF                   Yes                    No          No             0                       0
  92            70,661       SF                   Yes                    No          No             0                       0
  98            52,500       SF                    No                   Yes         Yes             0                       0
  99            64,200       SF                    No                   Yes          No             0                  12,840
  100           57,143       SF                   Yes                   Yes          No             0                   5,714
  102           82,134       SF                   Yes                   Yes         Yes             0                  19,712
  103              104     Rooms                  Yes                   Yes         Yes             0    4% of gross revenues
  104              136     Units                   No                    No          No             0                  33,996
  106           46,940       SF                   Yes                   Yes          No             0                   9,388
  107           51,393       SF                    No                   Yes         Yes             0                   7,709
  108           82,213       SF                   Yes                   Yes          No             0                  20,379
  109           98,175       SF                   Yes                   Yes         Yes             0                  14,726
  111           57,304       SF                    No                   Yes          No             0                  11,461
  112          126,901       SF                   Yes                   Yes         Yes             0                  26,649
  117               65     Units                   No                   Yes         Yes             0                  16,250
  121           54,067       SF                    No                   Yes          No             0                  10,813
  123          101,907       SF                   Yes                   Yes         Yes       125,000                  20,381
  125           33,954       SF                    No                    No          No             0                       0
  126           70,856       SF                   Yes                   Yes         Yes        31,885                  10,628
  127           52,326       SF                    No                   Yes         Yes             0                   9,942
  128          125,357       SF                   Yes                    No          No             0                  17,550
  129           53,798       SF                   Yes                    No         Yes             0                       0
  130           26,829       SF                    No                   Yes          No             0                   3,488
  131           48,422       SF                    No                   Yes          No             0                   4,842
  132           89,008       SF                    No                    No          No             0                       0
  137               88     Units                   No                   Yes          No             0                       0
  138           55,001       SF                    No                   Yes         Yes             0                  10,921
  142           14,398       SF                    No                    No          No             0                       0
  143              129     Rooms                   No                   Yes          No             0                 118,566
  145           87,467       SF                    No                   Yes          No             0                       0
----------------------------------------------------------------------------------------------------------------------------
  147           60,888       SF                    No                    No          No             0                       0
 147.1           5,113       SF
 147.2          12,480       SF
 147.3           4,282       SF
 147.4           3,884       SF
 147.5          35,129       SF
-----------------------------------------------------------------------------------------------------------------------------
  148              108     Rooms                   No                    No          No             0                 115,194
  149           23,054       SF                   Yes                   Yes         Yes             0                   6,916
  150              272     Units                  Yes                   Yes         Yes       740,792                       0
  151              120     Rooms                  Yes                   Yes          No             0                 109,703
  152              186     Units                   No                   Yes         Yes             0                  46,500
  153           48,654       SF                   Yes                   Yes         Yes             0                   9,731
  154              129     Rooms                  Yes                   Yes         Yes             0                  94,140
  158               95     Rooms                  Yes                   Yes         Yes             0                       0
  161           28,500       SF                   Yes                    No          No             0                       0
  162           42,000       SF                    No                   Yes         Yes             0                   6,300
  164           81,200       SF                    No                    No          No             0                       0
  165           78,550       SF                    No                   Yes         Yes             0                  19,452
  167              140     Units                   No                   Yes         Yes             0                       0
  169           21,011       SF                   Yes                    No          No             0                       0
  171               14     Units                   No                   Yes          No             0                   3,500
  172           60,748       SF                   Yes                   Yes         Yes             0                   9,112
  175               75     Rooms                   No                   Yes          No             0                  86,527
  177           38,098       SF                   Yes                   Yes          No             0                   7,620
  182           46,876       SF                    No                   Yes         Yes             0                   4,688
  185           36,367       SF                    No                   Yes         Yes             0                   5,449
  189           48,327       SF                   Yes                   Yes          No             0                   9,665
  190           49,996       SF                   Yes                   Yes         Yes             0                   7,499
  191               99     Rooms                   No                   Yes         Yes             0                  44,106
  195              126     Rooms                  Yes                   Yes         Yes             0                  69,042
  197               87     Rooms                  Yes                   Yes         Yes             0                  75,517
  198          107,400       SF                   Yes                    No          No             0                       0
  212           24,012       SF                   Yes                   Yes          No             0                   2,400
  215           22,069       SF                   Yes                   Yes         Yes             0                   3,310
  217          100,100       SF                   Yes                   Yes          No             0                  16,447
  222           46,500       SF                   Yes                   Yes         Yes             0                   6,975
  225           26,826       SF                   Yes                   Yes         Yes             0                   7,008
  227               40     Rooms                   No                   Yes          No             0                  53,954
  228           30,836       SF                   Yes                   Yes         Yes             0                   3,965
  230           30,686       SF                   Yes                   Yes         Yes             0                   4,603
  231           20,444       SF                    No                    No          No             0                   4,089
  235               82     Rooms                   No                   Yes          No             0                  65,756
  244           21,908       SF                    No                   Yes         Yes             0                   4,382
  251           16,990       SF                    No                    No          No             0                   3,185
  253           14,490       SF                    No                    No          No             0                   2,174
  258           13,560       SF                   Yes                   Yes         Yes             0                       0
  262           23,252       SF                    No                    No          No             0                       0
  266           17,949       SF                   Yes                   Yes          No             0                   1,795
  268               72     Rooms                  Yes                   Yes         Yes             0                  46,807
  272           23,003       SF                    No                   Yes         Yes             0                   3,450
  273           22,000       SF                    No                   Yes         Yes             0                   2,206
  282           19,526       SF                   Yes                    No          No             0                       0
  291           12,951       SF                    No                   Yes         Yes             0                       0
  298           21,351       SF                    No                   Yes         Yes             0                   4,270
  306           12,200       SF                   Yes                    No          No             0                       0

                                                 INITIAL
                                                 DEFERRED    INITIAL
          ESCROWED TI/LC      ESCROWED TI/LC     MAINTEN-   ENVIRON-
 LOAN    RESERVES INITIAL    RESERVES CURRENT      ANCE      MENTAL      HOLDBACK                          ENVIRONMENTAL
NUMBER       DEPOSIT          ANNUAL DEPOSIT     DEPOSIT     DEPOSIT      AMOUNT           LOC           INSURANCE POLICY
----------------------------------------------------------------------------------------------------------------------------

   2                    0                    0    985,033           0
  2.1
  2.2
  2.3
  2.4
  2.5
  2.6
  2.7
  2.8
  2.9
 2.10
 2.11
 2.12
 2.13
 2.14
 2.15
----------------------------------------------------------------------------------------------------------------------------
   3            1,317,633              285,487          0           0
   7                    0                    0          0           0
   8                    0              435,358     58,750           0
  13              162,676                    0     20,000       5,500
  14                    0              119,956          0           0
  16                    0                    0     23,829           0
  24                    0                    0     19,375           0
  27                    0                    0          0           0    4,000,000
  31                    0                    0          0           0
  32                    0                    0          0           0    1,623,000
  34                    0                    0          0      12,500    2,418,000
  35              276,959               61,767          0           0    3,500,000
  37                    0                    0          0           0
  38                  NAP                  NAP     16,250           0
  40            2,150,000               70,000          0           0
----------------------------------------------------------------------------------------------------------------------------
  41              545,000                    0          0           0
 41.1
 41.2
 41.3
----------------------------------------------------------------------------------------------------------------------------
  43                  NAP                  NAP          0           0    3,432,000
  45                    0                    0    250,320           0
  46                    0                    0          0           0
  47                    0                    0     83,325           0
  49                    0                    0          0           0
  52                  NAP                  NAP          0           0
  54                    0                    0          0           0
----------------------------------------------------------------------------------------------------------------------------
  55                  NAP                  NAP          0           0
 55.1
 55.2
----------------------------------------------------------------------------------------------------------------------------
  58                    0               60,830    291,025           0
  59                  NAP                  NAP          0           0
  60                    0                    0          0           0
  61              250,000               50,000          0           0      300,000
  62                    0                    0          0           0
  64                    0               87,910          0           0
  65                  NAP                  NAP          0           0
  69                    0                9,704          0           0
  72                  NAP                  NAP          0           0
  73                    0                    0          0           0
  74                    0                    0          0           0
  81                    0                    0          0           0    2,460,000
  83                  NAP                  NAP          0           0
  85                  NAP                  NAP          0           0
  87                    0                    0          0           0
  92                    0                    0          0           0
  98                    0                    0          0      37,938
  99                    0               64,200          0           0
  100              70,000              139,599          0           0
  102             500,000                    0          0           0
  103                 NAP                  NAP     29,025           0
  104                 NAP                  NAP          0           0
  106                   0                    0          0           0
  107                   0               25,670          0           0
  108                   0                    0          0           0
  109                   0                    0    133,294           0      845,000
  111                   0               45,843          0           0
  112                   0              137,808     20,343           0
  117                 NAP                  NAP          0      14,375
  121                   0               40,550          0           0
  123             420,000                    0          0           0
  125                   0                    0          0           0
  126             193,437               43,932          0           0
  127                   0               26,163          0           0
  128                   0               16,296          0           0
  129                   0                    0          0           0
  130                   0                    0          0           0
  131                   0               33,067          0           0
  132                   0                    0          0           0
  137                 NAP                  NAP          0           0
  138             150,000                    0          0           0
  142                   0                    0          0           0
  143                 NAP                  NAP          0           0
  145                   0                    0          0           0
----------------------------------------------------------------------------------------------------------------------------
  147                   0                    0          0           0
 147.1
 147.2
 147.3
 147.4
 147.5
----------------------------------------------------------------------------------------------------------------------------
  148                 NAP                  NAP          0           0
  149                   0               17,856          0           0
  150                 NAP                  NAP    295,844           0
  151                 NAP                  NAP    582,407           0
  152                 NAP                  NAP     65,220     125,000
  153           1,360,000               25,000          0           0
  154                 NAP                  NAP          0           0
  158                 NAP                  NAP          0           0
  161                   0                    0          0           0
  162                   0                    0          0           0
  164                   0                    0          0           0
  165                   0               30,000     68,000     100,000
  167                 NAP                  NAP          0           0
  169                   0                    0          0           0
  171                 NAP                  NAP          0           0      600,000
  172                   0               30,459          0           0
  175                 NAP                  NAP          0           0
  177                   0               38,098      3,750           0
  182                   0               16,949    110,563           0
  185                   0               27,275      2,812           0      330,000
  189                   0               28,844     31,250     280,000
  190                   0               24,998          0           0
  191                 NAP                  NAP          0           0
  195                 NAP                  NAP          0           0
  197                 NAP                  NAP      1,875           0
  198                   0                    0          0           0
  212                   0               20,760          0           0      125,000
  215                   0               12,000          0           0
  217                   0               27,419      4,375           0    1,047,754
  222             200,000                5,000      6,188           0
  225                   0                    0     14,000           0
  227                 NAP                  NAP          0           0
  228                   0                    0     10,625           0
  230             100,000                    0          0           0
  231              56,250                    0          0           0
  235                 NAP                  NAP          0           0
  244                   0               15,117          0           0
  251                   0                8,600          0           0
  253                   0                    0          0           0
  258                   0                    0          0           0
  262                   0                    0          0           0
  266                   0                8,975          0           0
  268                 NAP                  NAP     34,375           0
  272             100,000               11,502          0           0
  273                   0               10,890          0           0
  282                   0                    0          0           0
  291                   0                    0      5,000           0
  298             100,000                    0      3,750           0
  306                   0                    0          0           0